As filed with U.S. Securities and Exchange Commission on April 28, 2010

Securities Act File No. 333-103025

Investment Company Act File No. 811-21296

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 20	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 23	☒

(Check appropriate box or boxes)

BARON SELECT FUNDS

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor, New York, NY 10153

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code 212-583-2000

Patrick M. Patalino, c/o Baron Select Funds, 49th Floor, 767 Fifth Ave, New York, NY 10153

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

Prospectus
April 28, 2010

Baron Partners Fund
Retail Shares : BPTRX   Institutional Shares : BPTIX

Baron Real Estate Fund
Retail Shares   Institutional Shares

Baron Select Funds

BARON FUNDS®

The Securities and Exchange Commission ("SEC") has not approved or disapproved these shares or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

April 28, 2010	Baron Partners Fund Baron Retirement Income Fund Baron International Growth Fund Baron Real Estate Fund 767 Fifth Avenue New York, NY 10153 1-800-99BARON 212-583-2100

Table of Contents	Baron Funds®

For More Information	Back cover

1-800-99BARON	2

Baron Partners Fund

Investment Goal

The investment goal of Baron Partners Fund (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses		Total Annual Fund Operating Expenses
			Operating Expenses	Interest Expense
BARON PARTNERS FUND
Retail Shares†	1.00%	0.25%	0.16%	0.10%	1.51%
Institutional Shares*	1.00%	0.00%	0.17%	0.21%	1.38%

†	Based on the fiscal year ended December 31, 2009.
*	Based on the period May 29, 2009 (Commencement of Operations) to December 31, 2009.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON PARTNERS FUND
Retail Shares	$154	$477	$824	$1,802
Institutional Shares	$140	$437	$755	$1,657

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2009 the Fund’s portfolio turnover rate was 32.43% of the average value of its portfolio.

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Baron Partners Fund

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a non-diversified fund that invests for the long term primarily in equity securities in the form of common stock of U.S. growth companies of any size. The Fund purchases securities in businesses that BAMCO, Inc. (“BAMCO” or the “Adviser”) believes could increase in value 100% within four subsequent years. The Adviser selects securities that it believes have favorable price-to-value characteristics, are well managed, have significant long term growth prospects and have significant barriers to competition. Of course, there can be no guarantee that the Adviser will be successful in achieving the Fund’s investment goals. To take advantage of opportunities to invest, the Fund may borrow money from banks (leverage) in an amount up to one-third of its total assets, which include assets purchased with borrowed money.

Principal Risks of Investing in the Fund

General Stock Market.  Investing in the stock market is risky because securities fluctuate in value. These fluctuations may be due to political, economic or general market circumstances. Other factors may affect a single company or industry but not the broader market. Because the values of securities fluctuate, when you sell your investment in the Fund, you may receive less money than you originally invested. Current and future portfolio holdings in the Fund are subject to risk.

Small- and Medium-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and medium-sized companies, but there also may be more risk. Securities of small- and medium-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and medium-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and medium-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and medium-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Leverage.  The Fund may borrow money from banks to buy securities and pledge its assets in connection with the borrowing. If the interest expense of the borrowing is greater than the return on the securities bought, the use of leverage will decrease the return to shareholders in the Fund. Use of leverage also tends to magnify the volatility of the Fund’s returns.

1-800-99BARON	4

Baron Partners Fund

Non-Diversified Portfolio.  The Fund is non-diversified, which means it may have a greater percentage of its assets in a single issuer than a diversified fund. Because of this, a non-diversified fund may invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the performance of a non-diversified fund versus a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Performance

Although Baron Partners Fund was registered as a mutual fund on April 30, 2003, it has been managed in the same style and by the same portfolio manager since the predecessor partnership’s inception on January 31, 1992, and since its conversion to a Delaware statutory trust structure on April 30, 2003. The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the predecessor partnership’s. The following information shows the Fund’s annual returns and long-term performance reflecting the actual fees and expenses that were charged when the Fund was a partnership and since it converted to a mutual fund. The predecessor partnership charged a 20% performance fee after it reached a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fee for the years the partnership charged a performance fee, the returns would have been higher. The Fund does not charge a performance fee. From its inception on January 31, 1992 through April 30, 2003, the predecessor partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940 (the “1940 Act”) or the Internal Revenue Code of 1986, as amended (the “Code”), which if they had been applicable, might have adversely affected its performance. The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

5	www.BaronFunds.com

Baron Partners Fund

Year by Year Total Return (%) as of December 31 of Each Year (Retail Shares)

Best Quarter:	12/31/01: 37.32%
Worst Quarter:	12/31/08: (32.00%)

Average Annual Total Returns (for periods ended 12/31/09)

The table below shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes), which includes its predecessor partnership’s average annual returns and the change in value of broad-based market indexes over various periods ended December 31, 2009. The table also shows the average annual returns of the Fund’s Institutional Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” is greater than the “Return before taxes” because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. Because the predecessor partnership did not have a distribution policy prior to May 1, 2003, the Fund is unable to show after-tax returns prior to that date.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

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Baron Partners Fund

Average Annual Total Returns for the periods ended December 31, 2009

	1 year	5 years	10 years		Since Inception
BARON PARTNERS FUND — Retail Shares (Inception date: 01-31-92)
Return before taxes	28.20%	1.14%	3.94%		11.74%
Return after taxes on distributions	28.20%	0.61%	N/A		N/A
Return after taxes on distributions and sale of Fund shares	18.33%	0.93%	N/A		N/A
Institutional Shares (Inception date: 05-29-09)*
Return before taxes	28.36%	1.16%	3.95%		11.75%
Russell MidCap Growth (reflects no deduction for fees, expenses or taxes)	46.29%	2.40%	(0.52%	)	7.78%
Russell MidCap (reflects no deduction for fees, expenses or taxes)	40.48%	2.43%	4.98%		10.07%
S&P 500 (reflects no deduction for fees, expenses or taxes)	26.50%	0.40%	(0.97%	)	7.87%

*	Performance of the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

The Russell MidCap Growth is an unmanaged index of mid-cap growth companies. The Russell MidCap is an unmanaged index of mid-cap companies. The S&P 500 is an unmanaged index of larger-cap companies.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Ronald Baron has been the portfolio manager of the Fund since its inception on April 30, 2003. Prior to that, he was the portfolio manager of the predecessor partnership from its inception on January 31, 1992 to April 30, 2003. Mr. Baron founded the Adviser in 1987.

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Baron Partners Fund

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Subsequent Investments
Retail Shares	$2,000	No Minimum

Baron Automatic Investment Plan	$500	$50 per month

Baron Funds® website purchases	$2,000	$10
Institutional Shares	$1,000,000	No Minimum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	Up to $25,000

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com (Purchase Only); or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a six-month period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

The Fund intends to pay dividends from its net investment income and to distribute any net realized capital gains once each year. Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains designated as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund.

1-800-99BARON	8

Baron Partners Fund

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, its Distributor, its Adviser or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9	www.BaronFunds.com

Baron Retirement Income Fund

Investment Goal

The investment goal of Baron Retirement Income Fund (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Waivers	Net Annual Fund Operating Expenses[1]
BARON RETIREMENT INCOME FUND
Retail Shares†	1.00%	0.25%	0.27%	1.52%	(0.17)%	1.35%
Institutional Shares*	1.00%	0.00%	0.25%	1.25%	(0.15)%	1.10%

†	Based on the fiscal year ended December 31, 2009.
*	Based on the period May 29, 2009 (Commencement of Operations) to December 31, 2009.
[1]

BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that for so long as it serves as the Adviser to the Fund, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (exclusive of portfolio transaction costs, interest and extraordinary expenses) to 1.35% of average daily net assets of Retail Shares and 1.10% of average daily net assets of Institutional Shares. The Adviser may not reduce the expense waiver before April 28, 2011 without approval of the Fund’s Board of Trustees (the “Board”). Certain expenses of the Fund, such as interest and dividend expenses, are not subject to the operating expense limitation.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (after giving effect to the expense waiver only in Year 1). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON RETIREMENT INCOME FUND
Retail Shares	$137	$464	$813	$1,798
Institutional Shares	$112	$382	$672	$1,498

1-800-99BARON	10

Baron Retirement Income Fund

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2009, the Fund’s portfolio turnover rate was 34.76% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a non-diversified fund that invests for the long term primarily in equity securities in the form of common stock of small- and mid-sized U.S. growth companies. A small-sized growth company is defined as one having a market capitalization of less than $2.5 billion at the time of purchase. A mid-sized growth company is defined as one having a market capitalization of $2.5 billion to $10 billion at the time of purchase. The Fund purchases securities in businesses that the Adviser believes could increase in value 100% within five subsequent years. The Adviser selects securities that it believes have favorable price-to-value characteristics, are well managed, have significant long term growth prospects and have significant barriers to competition. Of course, there can be no guarantee that the Adviser will be successful in achieving the Fund’s investment goals. Because of its long-term approach, the Fund could have a significant percentage of its assets invested in securities that have appreciated beyond their original market cap ranges.

The Fund intends to make an annual distribution equal to a minimum of 4% of the Fund’s net assets per share measured as of December 31 of the preceding year (the “Distribution Policy”). The Distribution Policy may be changed by the Board upon notice to investors. However, as the value of the Fund will fluctuate, an investor’s principal investment and corresponding annual distribution could decrease in value in any given year.

Investors who sell their Fund shares before the annual distribution date will not receive an annual distribution.

Principal Risks of Investing in the Fund

General Stock Market.  Investing in the stock market is risky because securities fluctuate in value. These fluctuations may be due to political, economic or general market circumstances. Other factors may affect a single company or industry but not the broader market. Because the values of securities fluctuate, when you sell your investment in the Fund, you may receive less money than you originally invested. Current and future portfolio holdings in the Fund are subject to risk.

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Baron Retirement Income Fund

Small- and Medium-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and medium-sized companies, but there also may be more risk. Securities of small- and medium-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and medium-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and medium-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and medium-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Non-Diversified Portfolio.  The Fund is non-diversified, which means it may have a greater percentage of its assets in a single issuer than a diversified fund. Because of this, a non-diversified fund may invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the performance of a non-diversified fund versus a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

Distribution Policy.  In the event that the Fund does not generate a total return from dividends, interest income and net realized capital gains in an amount equal to a minimum of 4% of its net assets per share measured as of December 31 of the preceding year, the Fund may return capital as part of such distribution. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund. Shareholders who reinvest a distribution that is a return of capital will be reinvesting money they already invested. Because the values of securities fluctuate, the value of your investment in the Fund and of the Fund’s annual distribution may increase or decrease. The Distribution Policy may increase turnover of the assets of Baron Retirement Income Fund, which may cause it to realize additional capital gains or losses. The net investment income, net realized capital gains and/or return of capital composition of each distribution will be estimated based on the earnings of Baron Retirement Income Fund as of the date of the distribution. The actual composition of each distribution will be determined after the fiscal year end based on the Fund’s investment activity through the year end. As the Fund invests primarily in equity securities of small and medium-sized companies, the decrease in the value of the Fund and the annual distribution could be dramatic in volatile markets.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

1-800-99BARON	12

Baron Retirement Income Fund

Performance

Although Baron Retirement Income Fund was registered as a mutual fund on June 30, 2008, it has been managed in the same style and by the same portfolio manager since the predecessor partnership’s inception on May 31, 1996. The Fund was added as a series of Baron Select Funds, a Delaware statutory trust, on June 30, 2008. The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the predecessor partnership’s. The following information shows the Fund’s annual returns and long-term performance reflecting the actual fees and expenses that were charged when the Fund was a partnership and since it converted to a mutual fund. The predecessor partnership charged a 15% performance fee after it reached a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fee for the years the partnership charged a performance fee, the returns would have been higher. The Fund does not charge a performance fee. From its inception on May 31, 1996 through June 30, 2008, the predecessor partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940 (the “1940 Act”) or the Internal Revenue Code of 1986, as amended (the “Code”), which if they had been applicable, might have adversely affected its performance. The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

Year by Year Total Return (%) as of December 31 of Each Year (Retail Shares)

Best Quarter:	12/31/04: 22.29%
Worst Quarter:	12/31/08: (28.15%)

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Baron Retirement Income Fund

Average Annual Total Returns (for periods ended 12/31/09)

The table below shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes), which includes its predecessor partnership’s average annual returns and the change in value of broad-based market indexes over various periods ended December 31, 2009. The table also shows the average annual returns of the Fund’s Institutional Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” is greater than the “Return before taxes” because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. Because the predecessor partnership did not have a distribution policy prior to June 30, 2008, the Fund is unable to show after-tax returns prior to that date.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

Average Annual Total Returns for the periods ended December 31, 2009

	1 year	5 years	10 years		Since Inception
BARON RETIREMENT INCOME FUND — Retail Shares (Inception date: 05-31-96)
Return before taxes	33.77%	4.45%	5.47%		10.97%
Return after taxes on distributions	33.08%	N/A	N/A		N/A
Return after taxes on distributions and sale of Fund shares	21.96%	N/A	N/A		N/A
Institutional Shares (Inception date: 05-29-09)*
Return before taxes	33.94%	4.48%	5.48%		10.98%
Russell 2500 Growth (reflects no deduction for fees, expenses or taxes)	41.66%	2.00%	(0.18%	)	4.23%
Russell 2500 (reflects no deduction for fees, expenses or taxes)	34.39%	1.58%	4.91%		7.35%
S&P 500 (reflects no deduction for fees, expenses or taxes)	26.50%	0.40%	(0.97%	)	5.65%
*	Performance of the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

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Baron Retirement Income Fund

The Russell 2500 Growth is an unmanaged index of small to mid-cap growth companies. The Russell 2500 is an unmanaged index of small to mid-cap companies. The S&P 500 is an unmanaged index of larger-cap companies.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Ronald Baron has been the portfolio manager of the Fund since its inception on June 30, 2008. Prior to that, he was the portfolio manager of the predecessor partnership from its inception on May 31, 1996 to June 30, 2008. Mr. Baron founded the Adviser in 1987.

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Subsequent Investments

Retail Shares	$2,000	No Minimum

Baron Automatic Investment Plan	$500	$50 per month

Baron Funds® website purchases	$2,000	$10

Institutional Shares	$1,000,000	No Minimum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	Up to $25,000

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com (Purchase Only); or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a six-month period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

15	www.BaronFunds.com

Baron Retirement Income Fund

Tax Information

The Fund intends to pay dividends from its net investment income and to distribute any net realized capital gains once each year. Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains designated as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. If the Fund returns capital as part of its annual distributions, this will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares, on which the distribution was received, are sold.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, its Distributor, its Adviser or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

1-800-99BARON	16

Baron International Growth Fund

Investment Goal

The investment goal of Baron International Growth Fund (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Waivers		Net Annual Fund Operating Expenses[1]
BARON INTERNATIONAL GROWTH FUND
Retail Shares†	1.00%	0.25%	1.08%	2.33%	(0.83%	)	1.50%
Institutional Shares*	1.00%	0.00%	0.89%	1.89%	(0.64%	)	1.25%

†	Based on the fiscal year ended December 31, 2009.
*	Based on the period May 29, 2009 (Commencement of Operations) to December 31, 2009.
[1]

BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that for so long as it serves as the Adviser to the Fund, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (exclusive of portfolio transaction costs, interest and extraordinary expenses) to 1.50% of average daily net assets of Retail Shares and 1.25% of average daily net assets of Institutional Shares. The Adviser may not reduce the expense waiver before April 28, 2011 without approval of the Fund’s Board of Trustees. Certain expenses of the Fund, such as interest and dividend expenses, are not subject to the operating expense limitation.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (after giving effect to the expense waiver only in Year 1). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON INTERNATIONAL GROWTH FUND
Retail Shares	$153	$648	$1,170	$2,602
Institutional Shares	$127	$532	$962	$2,159

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Baron International Growth Fund

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2009, the Fund’s portfolio turnover rate was 53.94% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a diversified fund that invests for the long term primarily in equity securities in the form of common stock of non-U.S. growth companies. Non-U.S. securities include securities that the Adviser determines are “non-U.S.” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. The Fund seeks to diversify its investments among several developed countries and developing countries throughout the world, although the Fund’s total exposure to developing countries will not exceed 30%. The Fund may purchase securities of companies of any size, but expects to focus on small- and mid-sized growth companies with market capitalizations of $10 billion or less at the time of purchase. The Adviser selects securities that it believes have favorable price-to-value characteristics, are well managed, have significant long term growth prospects and have significant barriers to competition and have the potential to increase in value 100% within four to five subsequent years. Of course, there can be no guarantee that the Adviser will be successful in achieving the Fund’s investment goals.

The Fund’s investments in non-U.S. securities generally are traded in currencies other than U.S. dollars, so the Adviser buys and sells foreign currencies to facilitate transactions in portfolio securities. The Adviser usually does not hedge against possible fluctuations in exchange rates, but exposure to a particular currency that the Adviser believes is overvalued may be hedged if a Fund has a substantial position in securities traded in that currency. The Fund may buy and sell currencies for cash at current exchange rates, or using an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.

Principal Risks of Investing in the Fund

General Stock Market.  Investing in the stock market is risky because securities fluctuate in value. These fluctuations may be due to political, economic or general market circumstances. Other factors may affect a single company or industry but not

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Baron International Growth Fund

the broader market. Because the values of securities fluctuate, when you sell your investment in the Fund, you may receive less money than you originally invested. Current and future portfolio holdings in the Fund are subject to risk.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Small- and Medium-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and medium-sized companies, but there also may be more risk. Securities of small- and medium-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and medium-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and medium-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and medium-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Non-U.S. Securities.  Investing in non-U.S. securities may involve additional risks to those inherent in investing in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

Currency Risk.  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the Fund’s holdings can be significant, unpredictable and long-lasting, depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, because exchange rate movements are volatile, the Fund’s attempts at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many developing countries.

Developing Market Risk.  Investments in developing markets, which, according to the MSCI ACWI ex USA Index, include, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey are subject to the risk of abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets are not as liquid.

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Baron International Growth Fund

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

Year by Year Total Return (%) as of December 31 of Each Year (Retail Shares)

Best Quarter:	09/30/2009: 21.50%
Worst Quarter:	03/31/2009: (6.50%)

Average Annual Total Returns (for periods ended 12/31/09)

The table below shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes) and the change in value of broad-based market indexes over various periods ended December 31, 2009. The table also shows the average annual returns of the Fund’s Institutional Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” is greater than the “Return before taxes” because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

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Baron International Growth Fund

Average Annual Total Returns (for periods ended 12/31/09)

	1 year	5 years	10 years	Since Inception
BARON INTERNATIONAL GROWTH FUND — Retail Shares (Inception date: 12-31-08)
Return before taxes	44.69%	N/A	N/A	44.69%
Return after taxes on distributions	43.43%	N/A	N/A	43.43%
Return after taxes on distributions and sale of Fund shares	29.05%	N/A	N/A	29.05%
Institutional Shares (Inception date: 05-29-09)*
Return before taxes	44.89%	N/A	N/A	44.89%
MSCI AC World ex USA IMI Growth Net (USD) (reflects no deduction for fees, expenses or taxes)	40.90%	N/A	N/A	40.90%
MSCI AC World ex USA IMI Net (USD) (reflects no deduction for fees, expenses or taxes)	41.45%	N/A	N/A	41.45%

*	Performance of the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

The MSCI AC World ex USA IMI Growth Net Index is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large-, mid-, and small-cap growth securities across developed and emerging markets, excluding the United States. The MSCI AC World ex USA IMI Net Index is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large- and mid-cap securities across developed and emerging markets, excluding the United States.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Michael Kass has been the portfolio manager of the Fund since its inception on December 31, 2008. Mr. Kass has worked at the Adviser as an analyst since November of 2007.

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

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Baron International Growth Fund

	Minimum Initial Investment	Subsequent Investments
Retail Shares	$2,000	No Minimum

Baron Automatic Investment Plan	$500	$50 per month

Baron Funds® website purchases	$2,000	$10

Institutional Shares	$1,000,000	No Minimum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	Up to $25,000

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com (Purchase Only); or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a six-month period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

The Fund intends to pay dividends from its net investment income and to distribute any net realized capital gains once each year. Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains designated as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, its Distributor, its Adviser or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Baron Real Estate Fund

Investment Goal

The investment goal of Baron Real Estate Fund (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Waivers		Net Annual Fund Operating Expenses[1]
BARON REAL ESTATE FUND
Retail Shares†	1.00%	0.25%	1.75%	3.00%	(1.65%	)	1.35%
Institutional Shares†	1.00%	0.00%	1.75%	2.75%	(1.65%	)	1.10%

†	Because Baron Real Estate Fund is a new Fund, “Other Expenses” are based on estimated amounts for the current fiscal year and takes into account the net annual operating expense limitation agreed to by BAMCO, Inc. (“BAMCO” or the “Adviser”).

[1]

The Adviser has agreed that for so long as it serves as the Adviser to the Fund, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (exclusive of portfolio transaction costs, interest and extraordinary expenses) to 1.35% of average daily net assets of Retail Shares and 1.10% of average daily net assets of Institutional Shares. The Adviser may not reduce the expense waiver before April 28, 2011 without approval of the Fund’s Board of Trustees (the “Board”). Certain expenses of the Fund, such as interest and dividend expenses, are not subject to the operating expense limitation.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at 1.35% for the first two years and 3.00% for the third year for Retail Shares and 1.10% for the first two years and 2.75% for the third year for Institutional Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON REAL ESTATE FUND*
Retail Shares	$137	$605	N/A	N/A
Institutional Shares	$112	$529	N/A	N/A

*	Based on estimated expenses.

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Baron Real Estate Fund

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. For the initial fiscal year, the Fund anticipates that its portfolio turnover rate will not exceed 50% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a non-diversified fund that invests for the long term primarily in equity securities in the form of common stock of U.S. and non-U.S. real estate and real estate-related companies of any size, or in companies which, in the opinion of the Adviser, own significant real estate assets at the time of investment (“real estate companies”). The Adviser selects securities that it believes have favorable price-to-value characteristics, are well managed, have significant long term growth prospects, have significant barriers to competition and are attractively priced relative to the Adviser’s assessment of the businesses’ long-term growth prospects, future cash flows and asset values. Of course, there can be no guarantee that the Adviser will be successful in achieving the Fund’s investment goals.

Real estate companies are companies that the Adviser determines are in the real estate industry based on their involvement in construction, ownership, management, operation, financing, refinancing, sales, leasing, development or rehabilitation of real estate or are in a real estate-related industry based on their provision of goods or services to the real estate industry.

A company is considered to own significant real estate assets if, in the opinion of the Adviser, the company has a substantial portion of its assets attributable to one or more of the following: (a) real estate owned or leased by the company as lessor or as lessee; or (b) the discounted value of the stream of fees or revenues derived from the management or operation of real estate.

Examples of companies that might qualify under one of these categories include:

■	Real estate operating companies;
■	Real estate investment trusts (“REITs”);
■	Homebuilders;
■	Hotel, hotel management companies and gaming companies;
■	Real estate brokerage/services companies and/or management companies;
■	Financial institutions that make or service mortgage loans;
■	Manufacturers or distributors of construction materials and/or building supplies/products;
■	Home furnishing and home improvement retail companies;

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Baron Real Estate Fund

■	Companies with significant real estate holdings such as supermarkets, restaurant chains and retail chains;
■	Construction and engineering companies; and
■

Companies with infrastructure-related assets such as toll roads, bridges, tunnels, parking facilities, railroads, airports, broadcast and wireless towers, electric transmission and distribution lines, power generation facilities, hospitals and correctional facilities.

The investment policy of the Fund relating to the types of securities in which 80% of the Fund’s assets must be invested may be changed by the Board without shareholder approval upon at least 60 days’ notice.

Principal Risks of Investing in the Fund

General Stock Market.  Investing in the stock market is risky because securities fluctuate in value. These fluctuations may be due to political, economic or general market circumstances. Other factors may affect a single company or industry but not the broader market. Because the values of securities fluctuate, when you sell your investment in the Fund, you may receive less money than you originally invested. Current and future portfolio holdings in the Fund are subject to risk.

Real Estate Risk.  In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets. Factors that could affect the value of the Fund’s holdings include the following: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; and functional obsolescence and appeal of properties to tenants.

Industry Concentration.  Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry, and the securities of companies in that industry could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry, and these companies can be sensitive to adverse economic, regulatory or financial developments.

Non-Diversified Portfolio.  The Fund is non-diversified, which means it may have a greater percentage of its assets in a single issuer than a diversified fund. Because of this, a non-diversified fund may invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the performance of a non-diversified fund versus a diversified fund. A non-diversified fund

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Baron Real Estate Fund

is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

Credit and Interest Rate Risk.  The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines. The magnitude of these fluctuations will be greater when the maturity of the debt securities is longer.

Prepayment.  Many types of debt securities are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Performance

As Baron Real Estate Fund is a newly formed fund, it has no prior performance.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.   Jeffrey A. Kolitch has been the portfolio manager of the Fund since its inception on December 31, 2009. Mr. Kolitch has worked at the Adviser as an analyst since September of 2005.

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Baron Real Estate Fund

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Subsequent Investments
Retail Shares	$2,000	No Minimum

Baron Automatic Investment Plan	$500	$50 per month

Baron Funds® website purchases	$2,000	$10

Institutional Shares	$1,000,000	No Minimum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	Up to $25,000

You Can Purchase or Redeem Shares By:

1. Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;

2. Wire (Purchase Only);

3. Calling 1-800-442-3814;

4. Visiting the Baron Funds® website www.BaronFunds.com (Purchase Only); or

5. Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a six-month period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

The Fund intends to pay dividends from its net investment income and to distribute any net realized capital gains once each year. Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains designated as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund.

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Baron Real Estate Fund

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, its Distributor, its Adviser or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including and your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Information about the Funds	Baron Funds®

This prospectus is for Baron Select Funds, which currently has four series, Baron Partners Fund, Baron Retirement Income Fund, Baron International Growth Fund and Baron Real Estate Fund. If you are interested in Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund or Baron Fifth Avenue Growth Fund, which are series of Baron Investment Funds Trust, please visit www.BaronFunds.com or contact us at 1-800-99BARON.

Investment Goals

Baron Partners Fund	Capital appreciation.

Baron Retirement Income Fund	Capital appreciation.

Baron International Growth Fund	Capital appreciation.

Baron Real Estate Fund	Capital appreciation.

Additional Investment Strategies

The following is a description of additional investment strategies of Baron Partners Fund, Baron Retirement Income Fund, Baron International Growth Fund and Baron Real Estate Fund (each, a “Fund” and collectively, the “Funds”).

The investment policy of the Funds relating to the types of securities in which the Funds’ assets must be primarily invested may be changed by the Board of Trustees (the “Board”) of the Funds without shareholder approval upon at least 60 days’ notice.

Baron Partners Fund, Baron Retirement Income Fund and Baron Real Estate Fund may invest without limitation in the securities of non-U.S. issuers in U.S. denominated form known as American Depository Receipts. Baron Partners Fund, Baron Retirement Income Fund and Baron Real Estate Fund may also invest up to 25% of their total assets directly in the securities of non-U.S. issuers that are not publicly traded in the U.S. and in Global Depository Receipts and European Depository Receipts.

Baron International Growth Fund may invest up to 25% of its total assets directly in the securities of U.S. issuers. In addition, the Fund may invest without limitation in the securities of non-U.S. issuers in U.S. denominated form known as American Depository Receipts.

Baron Real Estate Fund may invest more than 25% of its net assets in the real estate industry.

The Funds may also sell securities short. Short selling occurs when the Funds sell a security that the Funds do not own. In order to do so, the Funds must borrow a security to deliver it to the purchaser and later buy that security in the market and return it to the lender. The Funds may establish short positions in securities that the Adviser believes have limited growth prospects or are over-priced, or in securities of

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Baron Funds®	Information about the Funds

companies the Adviser believes are poorly managed or have highly leveraged balance sheets. The Funds may also establish a short position in a security to hedge exposure to a particular company or to hedge exposure to a certain industry or sector of the market. The Funds may also short market indices to hedge against broad movements in the market. Generally, when the Funds take a short position, the Adviser believes that the security’s price will fall. If it falls sufficiently, the Funds will make money. If it instead increases in price, the Funds will lose money. The Funds will not use more than 35% of their respective total assets in maintaining short positions. The Adviser, in its sole discretion, may decide not to sell any securities short. The Adviser believes that the flexibility to execute a long and short strategy may reduce the short-term volatility inherent in the equity markets. However, the Adviser also believes short sales can be significantly more risky than long investments and, as a result, expects to employ this tactic relatively infrequently.

The Funds may invest up to 15% of their respective net assets in securities that are illiquid. An illiquid security is one that cannot be disposed of in the ordinary course of business within seven days. Such investments may include private equity securities, PIPE securities and other restricted securities.

The Funds may invest in debt securities of all types and repurchase agreements for those securities. Debt securities include corporate bonds, government securities, repurchase agreements, loans and loan participations, mortgage-backed securities and other securities that the Funds believe have debt-like characteristics, including hybrids and synthetic securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values.

The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In such circumstances, the Adviser may invest all or a portion of the Funds’ assets in cash or cash equivalents, such as money market instruments, which include U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds and other short term debt instruments, and repurchase agreements. Taking such a temporary defensive position may cause the Funds not to achieve their investment goals.

Companies in which the Funds invest may be subject to corporate actions, including mergers and acquisitions. The Adviser may, in its discretion, choose to receive shares of the combined entity where it concludes that it is in the best interest of the Fund’s shareholders to do so. Such a decision may result in the Fund owning shares of an issuer outside of the Fund’s market cap range.

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Information about the Funds	Baron Funds®

The Funds have additional investment strategies and restrictions that govern their activities. For a list of these restrictions and more information about the investment strategies, please see the “Investment Strategies and Risks” section beginning on page 3 of the accompanying Statement of Additional Information (“SAI”). Those strategies and restrictions that are identified as “fundamental” may only be changed with shareholder approval, while the others may be changed by the Board without shareholder approval upon at least 60 days’ notice.

In making investment decisions for Baron Funds®, the Adviser seeks:

1.	securities that the Adviser believes have favorable price-to-value characteristics based on the Adviser’s assessment of their businesses’ prospects for future growth and profitability; and

2.	businesses that the Adviser believes are well-managed, have significant long-term growth prospects and have significant barriers to competition.

The Adviser’s research process includes visits and interviews with company managements, their major competitors and often their customers. It also studies industry data, statistics and trends. The Adviser looks for companies that it believes have the ability to grow substantially within a four or five-year period. The Adviser looks for companies that it believes have special business niches that offer favorable business opportunities and sustainable barriers to competition. It also seeks companies that it believes have strong management capabilities, good employee morale and favorable reputations. The Adviser invests without regard for market trends. It instead focuses on long-lasting “mega-trend” opportunities presented by individual investments. It also studies companies’ financial strength and profitability.

The Funds purchase stocks that the Adviser believes are undervalued relative to their businesses’ long-term growth prospects, future cash flows and asset values. The Adviser seeks to invest in businesses before their long-term growth prospects are appreciated by other investors. The Funds may make significant investments in companies in which the Adviser has great conviction. Of course, there can be no guarantee that the Funds will be successful at achieving their investment goals.

The Funds have a long-term outlook and often invest in businesses for several years. The Funds hope for significant business growth and stock price appreciation over that time period. As long-term investors in businesses, the Funds are designed for long-term shareholders. The Funds are not designed, or intended to be suitable, for investors who intend to purchase and then sell their Fund shares within a six-month period (Please see the “Policies Regarding Frequent Purchases and Redemptions of Fund Shares” section on pages 46-47 of this prospectus).

Additional Investment Risks

Specific Securities.  Earnings, cash flows and valuations projected by the Adviser for a long position may not be achieved, which could negatively affect the impact of that

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Baron Funds®	Information about the Funds

stock in a Fund’s portfolio. With respect to a short position held by a Fund, the company or the securities markets may have favorable developments or news that positively affect the stock market price of that company, which in turn, could result in a loss for the Fund.

Small- and Medium-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and medium-sized companies, but there also may be more risk. Securities of small- and medium-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and medium-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and medium-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and medium-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Large Positions.  The Funds may establish relatively large positions in companies in which the Adviser has great conviction. Movement in the prices of securities in which the Funds hold large positions could have a significant impact on the Funds’ net asset values. These large positions may represent a significant part of a company’s outstanding stock, and sales by the Funds or a Fund could adversely affect stock prices. A Fund’s returns may be more volatile than those of a fund that does not establish large positions.

Long-Term Outlook and Projections.  The Funds are designed for long-term investors who are willing to hold investments for a substantial period of time. The cash flows and valuations that the Adviser projects for a company may not be achieved, which could negatively affect the impact of that stock in the Funds’ portfolios.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Credit and Interest Rate Risk.  The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines. The magnitude of these fluctuations will be greater when the maturity of the debt securities is longer.

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Prepayment.  Many types of debt securities are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Short Sales.  If the price of the stock sold short increases after the sale, the Funds will lose money because they will have to pay a higher price to repurchase the borrowed stock when they close their short position. The Funds may not be able to close out a short position at an acceptable price or time and the loss of value on a short sale is theoretically unlimited. The Funds have to borrow the securities to enter into the short sale. If the lender demands the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities. If this occurs at the same time other short-sellers are trying to borrow or buy the securities, a “short squeeze” could occur, causing the stock price to rise and making it more likely that the Funds will have to cover their short positions at an unfavorable price. This could happen regardless of whether or not the prospects for a business are favorable or unfavorable.

Currency Risk.  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the Funds’ holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Funds do not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, the Funds’ attempts at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many developing countries.

Geographic Risk.  Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds. The economies and financial markets of certain regions — such as Latin America, Asia, and Europe and the Mediterranean region — can be interdependent and may all decline at the same time.

Developing Market Risk.  Investments in developing markets, which, according to the MSCI ACWI ex USA Index, include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey are subject to the risk of abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets are not as liquid. These economies are less developed and can be overly reliant on

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particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have legacies and/or periodic episodes of hyperinflation and currency devaluations. Governments in many developing market countries participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks, such as war and terrorism, currently affect some developing countries. The volatility of developing markets may be heightened by the actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the Funds’ share prices. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause the Funds’ share price to decline.

Non-U.S. Securities.  Investments in non-U.S. securities may involve additional risks to those inherent in investments in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

Other Risks of Non-U.S. Investing.  Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. Trading in the underlying securities of the Funds may take place in various foreign markets on certain days when the Funds are not open for business and do not calculate net asset values. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Taxes.  Each of the Funds intends to elect to be treated and to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To maintain its qualification for federal income tax purposes as a regulated investment company under the Code, each Fund must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “U.S. Federal Income Taxation.” If for any taxable year the Funds fail to qualify for the special federal income tax treatment afforded to regulated investment companies, all of the Funds’ taxable income will be

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subject to federal income tax at regular corporate rates (without any deduction for distributions to the Funds’ shareholders) and the Funds’ income available for distribution would be reduced (please see the “U.S. Federal Income Taxation” section on pages 49-52 of this prospectus, and the “Taxation of the Funds” section on pages 30-36 in the accompanying SAI.

Illiquid Securities.  Illiquid Securities, which include securities that are not publicly traded such as private equity securities, PIPE securities and other restricted securities, may be difficult to sell or may be subject to agreements that prohibit or limit their sale or other disposition. This investment approach requires a long-term outlook and may involve more risk. The Funds may not invest more than 15% of their total assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days. Baron Retirement Income Fund’s investments in illiquid securities may impact the Adviser in connection with the 4% distribution because it may cause the Adviser to sell liquid securities that it would otherwise prefer to hold in order to make the distribution. This would, in turn, cause the percentage of illiquid securities to increase.

Share Classes

The Baron Funds offer two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees and eligibility requirements. Retail Shares are available to all investors, and account minimums range from $500 to $2,000 per fund, depending on the account type. Institutional Shares are for accounts in the amount of $1,000,000 or more per fund. Institutional Shares are intended for certain financial intermediaries that offer shares of the Baron Funds through fee-based platforms, retirement platforms or other platforms for which the financial intermediary provides services and is not compensated by the Baron Funds for those services. Shareholders meeting the eligibility requirements for the Institutional Shares may also purchase Institutional Shares directly through the Baron Funds without paying a sales charge or any other additional fees. Employees and Trustees of the Baron Funds are not subject to the eligibility requirements for Institutional Shares. For more information, please see the “How to Purchase Shares” section on page 39 of this prospectus. Baron Funds reserve the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI and on the Baron Funds® website, www.BaronFunds.com.

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Management of the Funds

The Board oversees the management of the Funds. A list of the Trustees and the Funds’ officers may be found in the SAI. BAMCO is located at 767 Fifth Avenue, New York, NY 10153, and is responsible for portfolio management. BAMCO serves as investment adviser to other registered mutual funds, including Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund. Baron Capital, Inc. (“BCI”), an SEC registered broker-dealer and a member of FINRA (the Financial Industry Regulatory Authority) serves as the distributor of the shares of the Funds. BAMCO and BCI, along with their affiliate, Baron Capital Management, Inc., are wholly owned subsidiaries of Baron Capital Group, Inc., a holding company (“BCG” or the “Firm”).

Ronald Baron is the Founder, Chief Executive Officer and Chairman of the Firm and, with his family, is the principal owner of BCG. Linda S. Martinson is the President and Chief Operating Officer of the Firm and has been with the Firm since 1983.

Mr. Baron has been the portfolio manager of Baron Partners Fund and Baron Retirement Income Fund since their respective inceptions as limited partnerships on January 31, 1992 and May 31, 1996. In addition, he has managed two registered mutual funds, Baron Asset Fund since its inception in 1987 until January 23, 2008, and Baron Growth Fund since its inception in 1995 to the present. He has managed money for others since 1975. Mr. Baron is also a senior member of the Adviser’s research team and the Chief Investment Officer of the Adviser. The Funds’ SAI provides additional information about Mr. Baron’s compensation, other accounts managed by Mr. Baron and his ownership of securities in the Funds.

Michael Kass is the portfolio manager of Baron International Growth Fund. He joined the Firm in 2007 to develop an international growth strategy. From 1996 until 2003, Mr. Kass co-managed the Furman Selz Large Cap Growth portfolios, and beginning in 1998, he co-founded the Artemis Funds, a long-short strategy with a similar discipline as Large Cap Growth. In 2003, Mr. Kass formed Artemis Advisors, LLC to acquire the Artemis Funds from ING Furman Selz. Mr. Kass spent ten years in equity investment management at ING Furman Selz, and was named a senior managing director and portfolio manager in 1996. From 1989 until 1993, he was an associate in investment banking at Lazard Frères. Mr. Kass began his career in 1987 as an analyst in corporate finance at Bear, Stearns & Co. Inc.

Jeffrey A. Kolitch is the portfolio manager of Baron Real Estate Fund. He joined the Firm in 2005 to develop a real estate growth strategy. From 1995 until 2005, Mr. Kolitch worked at Goldman Sachs & Co., starting as an associate in the Equities Division where he became a Vice President in 1999. In 2000, he was selected to join the Equity Capital Markets Group as a Vice President in New York, and in 2002, Mr. Kolitch was named a Managing Director in Hong Kong. From 2004 until 2005, he

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served as a Managing Director in Goldman Sachs’ Equity Capital Markets Group in New York.

Each of the portfolio managers named above may serve as portfolio managers or analysts for other products offered by affiliates that could conflict with their responsibilities to the Funds of which they are portfolio managers. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

For its services, the Adviser receives a fee payable monthly from the assets of the Funds equal to 1% per annum of the Funds’ average daily net asset value. The Adviser is contractually obligated to reimburse certain expenses of the Funds so that their net annual operating expenses (exclusive of portfolio transaction costs, interest and extraordinary expenses) are limited to 1.45%, 1.35%, 1.50% and 1.35% of average daily net assets of Retail Shares of Baron Partners Fund, Baron Retirement Income Fund, Baron International Growth Fund and Baron Real Estate Fund, respectively and 1.20%, 1.10%, 1.25% and 1.10% of average daily net assets of Institutional Shares of Baron Partners Fund, Baron Retirement Income Fund, Baron International Growth Fund and Baron Real Estate Fund, respectively. A discussion regarding the basis for the approval by the Board of the investment advisory contracts of Baron Retirement Income Fund is available in the Funds’ Semi-Annual Financial Report to Shareholders for the six months ended June 30, 2008. A discussion regarding the basis for the approval by the Board of the investment advisory contract for Baron Partners Fund and Baron International Growth Fund is available in the Funds’ Semi-Annual Financial Report to Shareholders for the six months ended June 30, 2009. A discussion regarding the basis for the approval by the Board of the investment advisory contract for Baron Real Estate Fund will be available in the Funds’ Semi-Annual Financial Report to Shareholders for the six months ended June 30, 2010.

How Your Shares are Priced

The purchase or sale price for your shares is the Funds’ net asset value per share (“NAV”), which is generally calculated as of the close of regular trading on the Exchange (usually 4 p.m. Eastern Time (“E.T.”)) on each day the New York Stock Exchange (the “Exchange”) is open. Your purchase or sale will be priced at the next NAV calculated after your order is accepted by DST Systems, Inc. (the “Transfer Agent”). The Exchange is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the Exchange is closed for trading. The Funds have agreements with certain financial intermediaries that authorize them to accept orders or designate third parties to accept orders on behalf of the Funds. If you place

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your order through these financial intermediaries, the order will be considered received when they accept the order. Those orders will be priced at the next NAV calculated after acceptance of the order by the financial intermediary or its agent.

The Funds’ investments are valued based on their last sale prices. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market closes but before the Funds are priced that materially affects the value of a security, the securities will be valued by the Adviser using procedures approved by the Board. The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior executives, and the Committee reports to the Board every quarter. Factors the Committee considers when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such an investment in its market. The Funds may change the time at which orders are priced if the Exchange closes at a different time or an emergency exists. U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from a dealer maintaining an active market in that security.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. Dollars at 4 p.m. E.T., except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign market and 4 p.m. E.T. will, in its judgment, materially affect the value of some or all of the Funds’ securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

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How to Purchase Shares

You may purchase shares of the Funds directly without paying a sales charge. Please use the Funds’ “Regular Account Application” form to open an account. Special applications are available to open Individual Retirement Accounts such as Traditional, Roth, SEP or Simple IRAs (collectively “IRAs” or individually an “IRA”) and Coverdell accounts. All applications can be found at www.BaronFunds.com/applications. Please complete the application form in its entirety. If you do not provide all the information requested, your application will be returned to you and your investment will not be established.

The Funds offer two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees and eligibility requirements. The minimum initial investment for the Retail Shares is $2,000 per Fund, unless you choose to invest through the Baron Automatic Investment Plan (please see the “Baron Automatic Investment Plan” section on page 42 of this prospectus). The minimum initial investment for Institutional Shares is $1,000,000 per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of the Baron Funds through fee-based platforms, retirement platforms or other platforms for which the financial intermediary provides services and is not compensated by the Baron Funds for those services. Shareholders meeting the eligibility requirements for the Institutional Shares may also purchase Institutional Shares directly through the Baron Funds without paying a sales charge or any other additional fees. Employees and Trustees of the Baron Funds are not subject to the eligibility requirements for Institutional Shares.

At the sole discretion of the Adviser, the initial investment minimum may be waived for certain investors. In addition, the Funds will not enforce the minimum for accounts opened through certain financial intermediaries and administrators that may not have systems that are able to enforce the Funds’ minimums. There is no minimum for subsequent purchases, except for purchases made through the Funds’ website or through the Baron Automatic Investment Plan (please see the “Special Information About the Baron Funds® Website” section on pages 48-49 of this prospectus).

The Funds may reject any proposed purchase if the purchase would violate the Funds’ policies on short-term trading (please see the “Policies Regarding Frequent Purchases and Redemptions of Fund Shares” section on pages 46-47 of this prospectus).

Only persons or entities with valid U.S. tax identification numbers may invest in the Funds (please see the “Anti-Money Laundering Regulations” section on the next page of this prospectus). The Adviser may make exceptions at its discretion. Please call the Funds’ Transfer Agent at 1-800-442-3814 if you have any questions.

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Anti-Money Laundering Regulations.  As part of the Funds’ legal responsibility to fight the funding of terrorism and money laundering activities, the Funds require a detailed verification of the identity of a shareholder and individuals with authority or control over accounts opened by entities such as corporations, partnerships or trusts. When you open an account, the Funds will request such information as is necessary to verify your identity as a shareholder, as well as the identities of any individuals with authority or control over accounts being opened by entities. The information requested includes name, address, date of birth and U.S. taxpayer identification number. Please make sure to provide all required information. Incomplete information will delay your investment. The Funds will not process your investment until all required information has been provided.

You will receive the NAV of the Funds on the date that all required information has been provided to the Funds’ Transfer Agent. United Missouri Bank of Kansas City, N.A. will hold your investment check until all required information has been received. Investment funds received by bank wire will also be held by United Missouri Bank of Kansas City, N.A. If the application is not complete, the Funds’ representatives will attempt to collect any missing information by contacting you directly. If you purchase the Funds through a broker, dealer or other financial intermediary, such broker, dealer or other financial intermediary will be responsible for collecting the required information.

If the application is complete, the Funds will process the investment and will take steps to verify your identity. The Funds may request additional information or documents, if needed, to verify your identity. If the Funds cannot verify your identity, the account will be closed and you will receive proceeds based on the next NAV calculated for the Fund(s) in which you invested. If the Funds deem it necessary, and upon written notice to you, the payment of redemption proceeds to you may be suspended to comply with the anti-money laundering regulations applicable to the Funds. The Funds will share the identity of its shareholders with federal authorities if required to do so by law and may report a failure to verify a shareholder’s identity with federal authorities in accordance with applicable law.

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How to Invest with the Baron Funds®

By Mail

To open a new account, send your signed application form with your check payable to BARON FUNDS® to:

Baron Funds®

P.O. Box 219946

Kansas City, MO 64121-9946

or by overnight mail to:

Baron Funds®

430 West 7th Street

Kansas City, MO 64105-1514

Please make sure you indicate how much money you want invested in each Fund. Checks must be payable in U.S. dollars and must be drawn on a U.S. bank. Third party checks, credit cards, money orders, traveler’s checks, bearer securities and cash will not be accepted. For IRAs and Coverdell accounts, please specify the year for which the contribution is being made. If no year is specified, it will be applied as a current year contribution.

When adding to your account, please complete the additional investment form provided at the bottom of your account statement or purchase confirmation. If you do not have that form, please write a note with the account number indicating in which Fund the investment should be made and send it along with your additional investment check. Please note that any investment funded by check will be subject to a fifteen-day hold or be held until the check clears to prevent any fraudulent transactions. Please send the check to either the regular or overnight address.

By Wire

You can make your initial or additional investments in the Funds by wire. To do so, please: (1) contact the Funds’ Transfer Agent at 1-800-442-3814 to obtain an account number; (2) complete and sign the application form and mail it to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946; (3) instruct your bank to wire funds to the United Missouri Bank of Kansas City, N.A., ABA No. 1010-0069-5, Account No. 98-7037-101-4; and (4) be sure to specify the following information in the wire: (a) the Fund you are buying; (b) your account number; and (c) your name. The Funds are not responsible for delays in the wiring process.

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By Telephone

Once your account is open, and if you have banking instructions on your account, you may add to your investment or exchange among the Baron Funds® by speaking with a representative or by calling our automated voice recognition system “BaronTel,” unless you specifically declined either of these options on your account application. Please call 1-800-442-3814 to invest or exchange by telephone (please see the “How to Exchange Shares” section on page 47 of this prospectus). By choosing this option to make a purchase, you authorize the Funds to draw on your bank account. Please note that for an exchange, your accounts must be identically registered. If you need to add this option to your account, please call 1-800-442-3814.

By Internet

You may open a new account through the Baron Funds® website by going to www.BaronFunds.com/openaccount (please see the “Special Information about the Baron Funds® Website” section on pages 48-49 of this prospectus). You may add to an existing account by going to www.BaronFunds.com/myaccount. You must have ACH/Banking instructions on your account in order to make online purchases.

Baron Automatic Investment Plan — Retail Shares Only

Baron Automatic Investment Plan (the “Plan”) is an automatic investment plan offered by the Funds. For any account starting with an investment of less than $2,000, the minimum initial investment is $500 with subsequent monthly investments of as little as $50, which are automatically invested from your checking account. Once your investment has reached $2,000, you have the option of either discontinuing the Plan by contacting the Funds or continuing to automatically invest in the Funds. If your initial investment is greater than $2,000 and you wish to utilize the Plan for your account, please contact the Funds. To enroll in the Plan, please complete the Enrollment Form (available by calling 1-800-99BARON), attach a voided check and mail with your application to either Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or to the overnight address, Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514.

If your account has already been established without banking instructions and you wish to enroll in the Plan, please send a “signature guaranteed” letter of instruction along with a voided check attached to either the regular or overnight address. You can obtain a signature guarantee from most securities firms or banks but not from a notary public.

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Through Brokers, Dealers or other Financial Intermediaries

You may purchase shares of the Funds through a broker, dealer or other financial intermediary that may charge a transaction fee. If you purchase the shares directly from the Funds, no transaction fee is charged. The Funds also participate in programs with many financial intermediaries where no transaction fee is charged.

How to Redeem Shares

You may redeem Fund shares by any of the methods described below. If you are selling shares in an IRA or Coverdell account, please read the information in the IRA or Coverdell Plan Document. Redemptions will not be made until all of the requirements are met. Redemptions are priced at the next NAV calculated after your redemption request is received in the proper form. If you have recently purchased shares directly in the Baron Funds, your redemption proceeds may not be sent to you until the purchase check has cleared your bank, which generally occurs within fifteen calendar days.

By Mail

Please write a letter that includes the following information: the name of the registered owner(s) of the account; the name of the Fund(s); the number of shares or dollar amount to be redeemed; and the account number. The letter must be signed in exactly the same way the account is registered, including the signature of each joint owner, if applicable. Mail the request to the Transfer Agent at Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946.

A signature guarantee is required for redemptions of more than $50,000 per Fund in any quarter (please see the “Special Information About Redemptions” section on pages 44-45 of this prospectus). Normally, within seven days after receipt of a redemption request by the Transfer Agent in the proper form, the Fund will mail you the proceeds.

By Telephone

You are automatically granted the telephone redemption option when you open your account, unless you decline the option on your account application or by calling 1-800-442-3814. Once made, your telephone request cannot be changed. There is no minimum amount that you must redeem by telephone from your account. The maximum amount that you may redeem by telephone in any quarter is $50,000 per Fund. You may receive the proceeds by any one of the following methods: (a) we will mail a check to the address to which your account is registered; (b) we will transmit the proceeds by electronic funds transfer to a previously designated bank account

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(usually a two banking day process); or (c) we will wire the proceeds to a pre-authorized bank account for a $10 fee that will be deducted from your redemption proceeds (usually a next banking day process). Banking instructions can be added to your account or changed by sending in a signature guaranteed letter of instruction. Please include your account number.

The Funds have the right to refuse a telephone redemption if they believe that it is advisable to do so. The Funds will not be responsible for any fraudulent telephone order as long as the Funds and the Transfer Agent use reasonable procedures to confirm that telephone instructions are genuine.

By Broker, Dealer or Other Financial Intermediaries

Accounts may redeem Fund shares held by a broker, dealer or other financial intermediary that may charge you a fee. The Funds may have special redemption procedures with certain brokers, dealers, or other financial intermediaries.

Special Information About Redemptions

If the amount to be redeemed in any quarter is greater than $50,000 per Fund, all of the signatures on a redemption request must be signature guaranteed. If you have changed your address within 30 days prior to a redemption request, a signature guarantee is required for any amount of redemption. For joint tenant accounts, each signature must be guaranteed. A signature guarantee helps protect you and the Funds from fraud. You can obtain a signature guarantee from most securities firms or banks but not from a notary public. If you are redeeming $50,000 or less per quarter, per Fund, and if proceeds are sent to the address of record (which has not been changed within 30 days), no signature guarantee is required.

Please call the Transfer Agent at 1-800-442-3814 if you are unsure of any of the special redemption requirements. Please remember that the Funds will not process redemptions greater than $50,000 per Fund in any quarter until the original letter of instruction with the signature guarantee in proper form has been received by the Transfer Agent.

The Transfer Agent may require other documentation from corporations, trustees, executors and others who hold shares on behalf of someone else. If you have any questions concerning the requirements, please call the Transfer Agent at 1-800-442-3814. Redemptions will not be made until all of the conditions, including the receipt in proper form of all required documentation by the Transfer Agent, have been satisfied. A redemption of Fund shares may generate a tax liability.

If you redeem more than $250,000 or 1% of the net asset value of a Fund during any 90-day period, that Fund has the right to pay the redemption price, either totally or partially, by a distribution of portfolio securities instead of cash.

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For Retail Shares if your account falls below $2,000 because of redemptions, the Funds may contact you about your balance. If it is still below $2,000 after 60 days, the Funds may close your account and send you the proceeds. For Institutional Shares, if your account falls below $1,000,000 because of redemptions, the Funds may contact you about your balance. If your account is still below $1,000,000 after 60 days, the Funds may convert your Institutional Shares into Retail Shares. The Funds will notify you in writing that your account will be cashed out or converted in advance of taking such action so that you are informed of the new status of your account.

The Funds may suspend the normal redemption process if trading on the Exchange is suspended or if an emergency exists that reasonably precludes the valuation of the Funds’ net assets or if the SEC permits a suspension.

Dividends and Distributions

Baron Partners Fund, Baron International Growth Fund and Baron Real Estate Fund pay you dividends from their net investment income and distribute any net realized capital gains at least once each year. Your distributions will be reinvested in the Funds unless you instruct the Funds otherwise. There are no charges on reinvestments. After every distribution, the value of a share is automatically reduced by the amount of the distribution. If you elect not to reinvest and the postal or other delivery service is unable to deliver checks to your address of record, your distribution will be reinvested in additional shares at the next NAV calculated after the check is returned to the Fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Baron Retirement Income Fund has a distribution policy, which may be changed at any time by the Board upon notice to investors, of paying a minimum annual distribution of 4% of Baron Retirement Income Fund’s net assets per share measured as of December 31 of the preceding year. Depending on the amount of capital gains in a given year, the annual distribution may exceed 4%. Unless you instruct the Fund otherwise, your annual distribution will be reinvested in the Fund. The Adviser anticipates that the annual distributions will be characterized as either dividend income, capital gains or return of capital, or some combination thereof. Each investor should consider the tax implications of the distribution. Investors who sell their position in the Fund before the record date set for the annual distribution will not receive an annual distribution. The record date will be posted on the Baron Funds® website. There are no charges on reinvestments. After every distribution, the value of a share is automatically reduced by the amount of the distribution. If you have instructed the Fund not to reinvest your distribution and the postal or other delivery service is unable to deliver checks to your address of record, your distribution will be reinvested in additional shares at the NAV next determined after the check is

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returned to the Fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Potential investors should read the “U.S. Federal Income Taxation” section on pages 49-52 of this prospectus and the “Taxation of the Funds” section on pages 30-36 in the accompanying SAI for information on the tax treatment of distributions from the Funds and for a discussion of the tax consequences of an investment in the Funds. References below to the “Fund” apply to each of the four Funds described in this prospectus.

Policies Regarding Frequent Purchases and Redemptions of Fund Shares

The Funds discourage any person who is not a long-term investor from investing in the Funds. The Funds make investments for the long term and have had relatively low turnover of the portfolios (please see the “Additional Investment Strategies” section on pages 29-31 of this prospectus and the “Principal Investment Strategies of the Fund” sections of each summary section beginning on page 3 of the prospectus). The Board has adopted policies and procedures to minimize frequent purchases and redemptions of Fund shares by shareholders. The Board believes that frequent trading (which may include market timing, short-term trading or excessive trading) of Fund shares has the potential to adversely impact other shareholders of the Funds.

The Board believes that frequent trading of Fund shares causes risks to the Funds and their shareholders. Frequent trading may dilute the value of Fund shares held by long-term shareholders, trigger gains taxable to Fund shareholders, increase brokerage and administrative costs and interfere with the efficient management of the Funds. It may disrupt the Adviser’s ability to manage the Funds in accordance with their goals. This disadvantages other shareholders of the Funds and adds to Fund costs, since the Adviser may be required to sell investments prematurely to raise cash to meet redemptions. The impact could be particularly severe for a smaller fund because the frequent activity would have a greater impact on each remaining long-term shareholder. The risk to long-term shareholders of a non-diversified fund are pronounced, because there may potentially be less liquidity, which results in greater trading-related transaction costs. Shareholders could also be negatively affected by frequent trading if the Adviser is forced to rebalance the portfolio and thereby incur substantial expenses in doing so.

If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from investing in the Funds. The policy of the Funds is to presume that a person who trades in and out of a Fund within six months or less is not a long-term investor, although the Adviser, in its sole discretion, will consider evidence that rebuts that presumption, including the existence of extenuating circumstances such as medical emergencies or other hardships. The Adviser will examine information that is reasonably available to it at the time

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including information supplied by third parties and the shareholder’s investment history, to the extent known, in other mutual funds or investment vehicles (including vehicles managed by the Adviser or its affiliate), and if it is able to identify a person whom the Adviser deems is not a long-term investor, it will attempt to: (i) bar the person from returning to the Funds; or (ii) reject the investment from the outset. Although the Adviser may not be able to identify all persons who engage in frequent trading, it will make attempts to minimize frequent trading activity in the Funds. The Funds will not allow exchanges for an investor that the Adviser reasonably believes is not a long-term shareholder.

Certain financial intermediaries and administrators may not have systems that can accommodate the Funds’ policies regarding the frequent purchases and redemptions of Fund shares. In these limited instances, the Funds must rely on those financial intermediaries and administrators to enforce their own frequent trading policies. If the Adviser reasonably believes that a financial intermediary is not enforcing its own policy or the Funds’ policies regarding frequent purchases and redemptions of Fund shares, even though it has the appropriate systems, the Funds may prohibit that financial intermediary from investing in the Funds on behalf of any of its clients.

The Adviser, in its sole discretion, may waive its policies regarding frequent purchases and redemptions of Fund shares for purchases, redemptions and exchanges that are part of a rebalancing or asset allocation program administered by an approved financial intermediary.

The Funds’ policies and procedures may be modified or terminated at any time. The Funds reserve the right to reject any purchase or exchange request for any reason.

How to Exchange Shares

You may exchange all or a portion of your investment from one Baron Fund into another. You may exchange shares by mail, telephone (speaking with a representative or using our automated voice recognition system “BaronTel”) or through the Baron Funds® website. You must not have opted out of the telephone option to do an exchange via telephone or online (please see the “Special Information about the Baron Funds® Website” section on pages 48-49 of this prospectus). Any new account established through an exchange will have the same registration, the same privileges and will be subject to the same minimum investment requirements as your original account. There is currently no fee for an exchange. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered a sale for federal income tax purposes, and you may realize a taxable gain or loss. The policy of the Funds is to presume that a person who trades in and out of a Fund within six months or less is not a long-term investor (please see the “Policies Regarding Frequent Purchases and Redemptions of Fund Shares” section on pages 46-47 of this prospectus). Exchanges between Funds within six months or less violate this policy.

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The Funds reserve the right to cancel the exchange privilege of any investor who uses the exchange privilege excessively. The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

How to Convert Shares

The Funds offer two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees and eligibility requirements. You may convert Retail Shares into Institutional Shares if your balance in a Fund is at least $1,000,000. If your account falls below $1,000,000 because of redemptions, the Fund may convert your Institutional Shares into Retail Shares. The transaction will be based on the relative net asset values of the respective securities to be exchanged on the trade date for the conversion. Such a conversion is not a taxable event.

Other Fees

The Funds may charge a fee of $5 per year, with a maximum charge of $20, to provide historical information for an account. Please call the Funds’ Transfer Agent at 1-800-442-3814 for additional information.

Special Information about the Baron Funds® Website

The Baron Funds® website, www.BaronFunds.com, allows you to check your Fund account balance and historical transactions and make purchases or exchanges of Fund shares or exchanges into other Baron Funds®. Exchanges into other Baron Funds on the Baron Funds website may only be made for Retail Shares. You are automatically granted the online transaction option unless you decline the option on your account application or by calling 1-800-442-3814. To purchase shares online, you must have telephone transaction privileges and bank instructions with respect to your account. Payment for the purchase of Baron Fund shares through the website may be made only through a debit of your bank account at a U.S. bank that is a member of the Federal Reserve System.

For Retail Shares, the Funds impose a limit of $25,000 per initial purchase transaction or subsequent transaction through the website. The minimum initial investment for Retail Shares is $2,000 per Fund with subsequent minimum investments through the website of $10. If you are utilizing the Baron Automatic Investment Plan, you can start with an initial investment of $500 per Fund with subsequent minimum investments of $50 per month. You may not make an initial purchase of Institutional Shares through the Baron Funds® website unless you are an employee or Trustee of the Baron Funds. For Institutional Shares, the Funds impose a limit of $25,000 for subsequent transactions through the website.

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Redemptions cannot be processed via the website. However, shareholders have the option to redeem by telephone or mail (please see the “How to Redeem Shares” section on pages 43-45 of this prospectus).

Please be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the Baron Funds® website for transactions is dependent on the Internet, equipment, software, systems, data and services provided by various vendors and third parties. While the Funds, the Distributor, the Transfer Agent and the Adviser have established certain security measures, they cannot guarantee that inquiries, account information or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences, or times when the website is not available for Fund transactions or other purposes. If this occurs, you should consider using other methods to purchase or exchange shares. The Funds, the Distributor, the Transfer Agent and the Adviser are not liable for any delays, malfunctions or unauthorized interception or access to communications or account information.

The Funds, the Distributor, the Transfer Agent and the Adviser are not liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

U.S. Federal Income Taxation

Tax Status of the Fund

Each Fund intends to qualify every year as a “regulated investment company” under the Code. If a Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on income that is distributed to shareholders, provided that it distributes to its shareholders at least 90% of its net taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and taxable income other than net capital gains) and 90% of its net tax exempt interest income in each year (“Qualifying Income”).

Baron Partners Fund is, however, required to pay U.S. federal income tax (currently, at a maximum rate of 35%) on its “net built-in gain” attributable to certain assets of Baron Capital Partners, L.P. (the predecessor partnership of Baron Partners Fund), to the extent that any such net built-in gain is realized during the ten-year period beginning on April 30, 2003. The Adviser has agreed that it, or one of its affiliates, will reimburse the Fund for any taxes, and any other related payments, that the Fund pays in respect of any net built-in gain attributable to these assets.

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Taxability of Dividends and Distributions

Distributions of a Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of a Fund’s net capital gains (the excess of a Fund’s net long-term capital gain for the taxable year over its net short-term capital loss for that year) designated as capital gain dividends by a Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of a Fund. Distributions in excess of a Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital, to the extent of your adjusted basis in your shares of a Fund, and as a capital gain thereafter (if you held your shares of a Fund as capital assets). Provided that you satisfy the applicable holding period and other requirements with respect to your shares of a Fund, distributions of a Fund’s “qualified dividend income” in taxable years beginning before January 1, 2011 will be treated as qualified dividend income received by you and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gains. The Funds will inform you each year of the tax status of distributions you received for the previous year. Your tax liabilities for such distributions will depend on your particular tax situation.

If you elect to reinvest distributions in additional shares of a Fund, you will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares. All distributions of net investment income and net capital gains, whether received in cash or reinvested, must be reported on your U.S. federal income tax return.

A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to you as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. If a Fund meets certain requirements and so elects, a ratable portion of the amounts withheld or paid will generally be taxable to you as a shareholder even though you do not receive them. However, you may be able to claim a tax credit or a deduction for your portion of any foreign withholding and income taxes paid by a Fund.

By law, a Fund must withhold 28% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

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Distributions from the Baron Real Estate Fund will not be included in your consolidated Form 1099-DIV that we send to you in January of each year. Subject to IRS approval, the Baron Real Estate Fund’s distributions will be reported on a separate 1099-DIV mailed to you in February. The reasons for this are: A sizable portion of the dividends paid by U.S. REITs may represent a return of capital. Consequently, a portion of the Fund’s distributions may also represent a return of capital. Return of capital distributions are not taxable to you, but you must deduct them from the cost basis of your investment in the Fund. Returns of capital are listed as “nontaxable distributions” on Form 1099-DIV; U.S. REITs typically have not indicated what proportion of their dividends represent return of capital in time to allow the Fund to meet its January 31 deadline for 1099-DIV reporting. Therefore, to ensure accurate and complete tax information, we will send you a separate 1099-DIV for this Fund in February (subject to approval by the IRS).

Taxability of the Sale or Redemption of Shares

You will recognize a taxable gain or loss, if any, if you sell or redeem your shares. You will generally be subject to taxation based on the difference between your adjusted tax basis in your shares sold or redeemed and the value of the cash or other property you receive in payment therefor.

Any gain or loss arising from the sale or redemption of shares will be treated as capital gain or loss if the shares are capital assets in your hands and will generally be long-term capital gain or loss if your holding period for your shares is more than one year and short-term capital gain or loss if it is one year or less. Currently, capital gains recognized by individuals and other non-corporate shareholders on a sale or redemption of shares generally are taxed at the rate of 15% if your holding period for your shares is more than one year. Any loss realized on a sale or redemption will be disallowed to the extent your shares disposed of are replaced with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of your shares. In such a case, your basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale or redemption of shares for which you have a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends you receive with respect to such shares.

The foregoing is a summary of some of the important U.S. federal income tax considerations affecting the Funds and their shareholders. It is not a complete analysis of all relevant tax considerations, nor is it a complete listing of all potential tax risks involved in purchasing or holding shares of the Funds. You should consult your own tax adviser regarding specific questions of federal, state, local or foreign tax law.

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Taxability of Conversion of Shares

The Funds offer two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees and eligibility requirements. You may convert Retail Shares into Institutional Shares if your balance in a Fund is at least $1,000,000. If your account falls below $1,000,000 because of the redemptions, the Fund may convert your Institutional Shares into Retail Shares. The transaction will be based on the respective NAV of each class on the trade date for the conversion. Such a conversion is not a taxable event. You should consult your own tax adviser regarding specific questions of federal, state, local or foreign tax law.

Distribution Arrangements

12b-1 Plan

The Funds have adopted a distribution plan for Retail Shares under Rule 12b-1 of the Investment Company Act of 1940 (the “1940 Act”) that allows the Funds to pay distribution fees for the sale of Retail Shares and for services provided to shareholders. A substantial portion of the 12b-1 fees is directed to third parties that provide shareholder servicing to existing shareholders. Because the fee is paid out of the Funds’ assets attributable to the Retail Shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The 12b-1 plan authorizes the Funds to pay BCI a distribution fee equal to 0.25% per annum of each Fund’s average daily net assets attributable to the Retail Shares (please see the “Rule 12b-1 Plan” section on pages 24-26 of the SAI). The 12b-1 Plan does not apply to Institutional Shares.

Third-Party Arrangements.  The Adviser, the Distributor or their affiliates, may, at their own expense out of their own financial resources (a source of which may be payment under the Funds’ 12b-1 Plan for Retail Shares), make cash payments for shareholder services to some, but not all brokers, dealers or financial intermediaries as an incentive to sell shares of the Funds and/or promote retention of their customers’ assets in the Funds. These payments, sometimes referred to as “revenue sharing payments,” do not change the price paid by investors to purchase the Funds’ shares or the amount the Funds receive as proceeds from such sales.

Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or to shareholders of the Funds, including shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers or other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select

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sales list, in other sales programs or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Funds may pay fees to financial intermediaries out of the applicable Fund’s assets (in addition to 12b-1 fees for Retail Shares), for servicing shareholder accounts. Such financial intermediaries would have omnibus accounts with the Transfer Agent and provide shareholder servicing and/or sub-transfer agent services to shareholders or beneficial owners. It is anticipated that any amounts paid by the Funds to such financial intermediaries would not exceed the amount each Fund would have incurred in maintaining the shareholder accounts for those who invested in the Fund directly rather than through these financial intermediaries. As of December 31, 2009, the Funds have made no such payments.

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Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The “total return” shows how much your investment in a Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights, for each of the periods presented in the five year period ended December 31, 2009 have been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Financial Report, which is available upon request by calling 1-800-99BARON or by emailing info@baronfunds.com. The Annual Financial Report is also incorporated by reference in the SAI. The SAI and the Annual Financial Report can be found at www.BaronFunds.com.

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BARON PARTNERS FUND

	RETAIL SHARES									INSTITUTIONAL SHARES
	Year Ended December 31,
	2009		2008		2007		2006		2005	2009(5)
Net Asset Value, Beginning of Year	$12.20		$23.76		$22.34		$18.43		$16.85	$12.66
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss	(0.04	)(1)	(0.09	)(1)	(0.21	)(1)	(0.16	)(1)	(0.13)	(0.03	)(1)
Net Realized and Unrealized Gain (Loss) on Investments	3.48		(10.74)		2.74		4.13		2.49	3.03
Total from Investment Operations	3.44		(10.83)		2.53		3.97		2.36	3.00
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income	0.00		0.00		0.00		0.00		0.00	0.00
Net Realized Gain on Investments	0.00		(0.73)		(1.11)		(0.06)		(0.78)	0.00
Total Distributions	0.00		(0.73)		(1.11)		(0.06)		(0.78)	0.00
Net Asset Value, End of Year	$15.64		$12.20		$23.76		$22.34		$18.43	$15.66
TOTAL RETURN	28.20%		(46.67%)		11.34%		21.55%		14.37%	23.70	%(2)
RATIOS/SUPPLEMENTAL DATA:
Net Assets (in millions), End of Year	$1,249.3		$1,501.3		$3,384.1		$2,403.1		$1,403.0	$158.5

Ratio of Total Expenses to Average Net Assets	1.51%		1.86	%(4)	1.88	%(4)	1.77%		1.62%	1.38	%(3)
Less: Ratio of Interest Expense to Average Net Assets	(0.10%)		(0.51%)		(0.57%)		(0.45%)		(0.27%)	(0.21	%)(3)
Ratio of Operating Expenses to Average Net Assets	1.41%		1.35%		1.31%		1.32%		1.35%	1.17	%(3)
Ratio of Net Investment Loss to Average Net Assets	(0.30%)		(0.49%)		(0.86%)		(0.80%)		(0.85%)	(0.31	%)(3)
Portfolio Turnover Rate	32.43%		38.02%		32.95%		35.92%		37.62%	32.43%

(1)	Based on average shares outstanding.
(2)	Not Annualized.
(3)	Annualized.
(4)	Benefit of expense reduction rounds to less than 0.01%.
(5)	For the period May 29, 2009 (Commencement of Operations) to December 31, 2009.

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BARON RETIREMENT INCOME FUND

	RETAIL SHARES				INSTITUTIONAL SHARES
	Year Ended December 31,
	2009		2008(1)		2009(7)
Net Asset Value, Beginning of Year	$6.27		$10.00		$6.88
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income	0.12	(2)	0.00	(2)(3)	0.07	(2)
Net Realized and Unrealized Gain (Loss) on Investments	2.00		(3.33)		1.45
Total from Investment Operations	2.12		(3.33)		1.52
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income	(0.13)		0.00		(0.13)
Net Realized Gain on Investments	0.00		0.00		0.00
Return of Capital	(0.12)		(0.40)		(0.12)
Total Distributions	(0.25)		(0.40)		(0.25)
Net Asset Value, End of Year	$8.14		$6.27		$8.15
TOTAL RETURN	33.77	%(5)	(33.11	%)(4)(5)	22.06	%(4)(5)
RATIOS/SUPPLEMENTAL DATA:
Net Assets (in millions), End of Year	$39.9		$59.3		$36.6

Ratio of Operating Expenses to Average Net Assets	1.52%		1.54	%(6)	1.25	%(6)
Less: Reimbursement of Expenses by Adviser	(0.17%)		(0.19	%)(6)	(0.15	%)(6)
Ratio of Net Expenses to Average Net Assets	1.35%		1.35	%(6)	1.10	%(6)
Ratio of Net Investment Income to Average Net Assets	1.81%		0.01	%(6)	1.63	%(6)
Portfolio Turnover Rate	34.76%		35.43	%(4)	34.76%

(1)	For the period June 30, 2008 (Commencement of Operations) to December 31, 2008.
(2)	Based on average shares outstanding.
(3)	Less than $0.01 per share.
(4)	Not Annualized.
(5)	The total returns would have been lower had certain expenses not been reduced during the periods shown.
(6)	Annualized.
(7)	For the period May 29, 2009 (Commencement of Operations) to December 31, 2009.

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BARON INTERNATIONAL GROWTH FUND

	RETAIL SHARES		INSTITUTIONAL SHARES
	Year Ended December 31, 2009		Period Ended December 31, 2009(5)
Net Asset Value, Beginning of Year	$10.00		$11.13
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.04	(1)	(0.02	)(1)
Net Realized and Unrealized Gain on Investments	4.43		3.38
Total from Investment Operations	4.47		3.36
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income	0.00		0.00
Net Realized Gain on Investments	(0.36)		(0.36)
Total Distributions	(0.36)		(0.36)
Net Asset Value, End of Year	$14.11		$14.13
TOTAL RETURN	44.69	%(3)	30.18	%(2)(3)
RATIOS/SUPPLEMENTAL DATA:
Net Assets (in millions), End of Year	$8.4		$22.1
Ratio of Operating Expenses to Average Net Assets	2.33%		1.89	%(4)
Less: Reimbursement of Expenses by Adviser	(0.83%)		(0.64	%)(4)
Ratio of Net Expenses to Average Net Assets	1.50%		1.25	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.38%		(0.29	%)(4)
Portfolio Turnover Rate	53.94%		53.94%

(1)	Based on average shares outstanding.
(2)	Not Annualized.
(3)	The total returns would have been lower had certain expenses not been reduced during the period shown.
(4)	Annualized.
(5)	For the period May 29, 2009 (Commencement of Operations) to December 31, 2009.

Baron Real Estate Fund is a newly registered mutual fund. Financial Highlights for Baron Real Estate Fund will be available in the Funds’ Semi-Annual Financial Report for the six months ended June 30, 2010.

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Baron Funds®	Information about your Investment

General Information

Custodian, Administrator, Transfer Agent and Dividend Agent

State Street Bank and Trust Company (“SSBT”), One Lincoln Street, Boston, MA 02111, serves as the custodian for the Funds’ cash and securities.

SSBT serves as the administrator to the Funds and provides certain accounting and bookkeeping services, which include maintaining the books of each Fund, calculating daily the income and NAV per share of each Fund and assisting in the preparation of tax returns and reports to shareholders.

DST Systems, Inc. (“DST”) serves as the Transfer Agent and dividend disbursing agent for the Funds.

These institutions are not responsible for investment decisions of the Funds.

Shareholder Information

If you have questions about your account or transactions, please contact DST at DST Systems, Inc., P.O. Box 219946, Kansas City, MO 64121-9946, or by telephone at 1-800-442-3814.

If you have questions about general Fund information, please call 1-800-99BARON or 212-583-2100.

As a Delaware statutory trust, annual shareholder meetings are not required. The Adviser sends Semi-Annual financial reports to shareholders. Pending legal proceedings, if any, are disclosed in the SAI.

Privacy Notice

The Funds collect nonpublic personal information about you from the following sources:

■	Information we receive from you on applications or other forms;
■	Information about your transactions with us, the Adviser or others; and
■	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address among other Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

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We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing such information with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, www.BaronFunds.com, or by calling 1-800-99BARON.

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BARON
FUNDS

767 Fifth Avenue • New York, NY 10153

For More Information

Investors who want more information about Baron Funds® may obtain the following documents free upon request at the numbers or addresses below.

Shareholder Reports and Statement of Additional Information

Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual financial reports to shareholders. In the Funds’ Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Additional information is also contained in the SAI dated April 28, 2010. A current SAI is on file with the SEC and is incorporated by reference in this prospectus. You may obtain the SAI and the shareholder reports without charge by writing or calling 1-800-99BARON. The SAI and shareholder reports are also available on the Baron Funds® website, www.BaronFunds.com.

By telephone:	Call 1-800-99BARON (1-800-992-2766)
By mail:	Write to: BARON FUNDS® 767 Fifth Avenue New York, NY 10153
By e-mail:	Send your request to: info@BaronFunds.com
On the Internet:	Text-only versions of Baron Funds® documents can be viewed online or down loaded from www.BaronFunds.com or from the EDGAR database on the SEC’s website at www.sec.gov
Other:	Information about the Funds (including the SAI) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.
Ticker Symbols:	Baron Partners Fund
	Retail Shares	BPTRX
	Institutional Shares	BPTIX
Baron Retirement Income Fund
	Retail Shares	BRIFX
	Institutional Shares	BRRIX
Baron International Growth Fund
	Retail Shares	BIGFX
	Institutional Shares	BINIX
Baron Real Estate Fund
Retail Shares
Institutional Shares
SEC file number:	811-21296

No person has been authorized to give any information or to make any representations other than those contained in this prospectus or in the related SAI.

BARON SELECT FUNDS

Baron Partners Fund

Retail Shares: BPTRX

Institutional Shares: BPTIX

Baron Retirement Income Fund

Retail Shares: BRIFX

Institutional Shares: BRRIX

Baron International Growth Fund

Retail Shares: BIGFX

Institutional Shares: BINIX

Baron Real Estate Fund

Retail Shares

Institutional Shares

767 Fifth Avenue

New York, NY 10153

(800) 99Baron

212-583-2100

STATEMENT OF ADDITIONAL INFORMATION

April 28, 2010

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the Funds’ prospectus dated April 28, 2010, which may be obtained without charge by writing or calling the Funds at the address or telephone number above.

The Funds’ prospectus is incorporated by reference into this SAI and the SAI is incorporated by reference into the Funds’ prospectus. You may request a copy of the Annual and Semi Annual Financial Reports at no charge by writing or calling the Funds at the address or telephone number above.*

No person has been authorized to give any information or to make any representations other than those contained in this SAI or in the related prospectus.

*	As Baron Real Estate Fund is a new fund, there are no Financial Reports for this Fund as of the date of this SAI.

TABLE OF CONTENTS

	Page in Statement of Additional Information	Page in Prospectus
FUND HISTORY	3

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS	3
Investment Strategies and Risks	3	4, 11, 18, 24
Share Classes	10
Fund Policies	10
Temporary Defensive Position	11	30
Portfolio Turnover	11	3, 11, 18, 24
Disclosure of Portfolio Holdings	11	35

MANAGEMENT OF THE FUNDS	12	36
Board of Trustees and Officers	12
Board Committees	18
Trustee Ownership of Fund Shares	19
Compensation	20
Code of Ethics	20
Proxy Voting Policies and Procedures	20

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	21

INVESTMENT ADVISORY AND OTHER SERVICES	22
Investment Adviser	22
Principal Underwriter	24
Service Agreements	24
Rule 12b-1 Plan	24	52
Other Service Providers	26

PORTFOLIO MANAGERS	26	36-37

BROKERAGE ALLOCATION AND OTHER PRACTICES	28

CAPITAL STOCK AND OTHER SECURITIES	29

PURCHASE, REDEMPTION AND PRICING OF SHARES	30	37

TAXATION OF THE FUNDS	30	49

UNDERWRITERS	36

CALCULATIONS OF PERFORMANCE DATA	36

FINANCIAL STATEMENTS	40

FUND HISTORY

Baron Select Funds (the “Trust”) is an open-end management investment company organized originally as a limited partnership known as Baron Capital Partners, L.P., on January 31, 1992, under the laws of the State of Delaware. On April 30, 2003, the partnership was converted into a statutory trust under the laws of the State of Delaware. The Trust is structured to be able to issue shares in multiple series, each constituting a separate portfolio with separate assets and liabilities from any other series. There are four series currently available: Baron Partners Fund, Baron Retirement Income Fund and Baron Real Estate Fund, which are non-diversified, and Baron International Growth Fund, which is diversified (individually, a “Fund,” and collectively, the “Funds”). Baron Partners Fund is the successor to Baron Capital Partners, L.P., and Baron Retirement Income Fund is the successor to Baron Investment Partners, L.P. Baron Partners Fund and Baron Retirement Income Fund have substantially the same investment objectives and strategies as did their respective predecessor partnerships. The investment adviser to the Funds is BAMCO, Inc. (“BAMCO” or the “Adviser”). Baron Partners Fund and Baron Retirement Income Fund have the same portfolio manager, Ronald Baron, as their respective predecessor partnerships. Michael Kass is the portfolio manager of Baron International Growth Fund. Jeffrey A. Kolitch is the portfolio manager of Baron Real Estate Fund.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

Investment Strategies and Risks.

The investment goal of the Funds is to seek capital appreciation. Baron Retirement Income Fund also intends to make annual distributions equal to a minimum of 4% of the Fund’s net assets per share measured as of December 31 of the preceding year. Baron International Growth Fund expects to invest its assets primarily in non-U.S. companies and seeks to diversify among developed countries and developing countries throughout the world, although the Fund’s total exposure to developing countries will not exceed 30%. Baron Real Estate Fund will invest primarily in securities of U.S. and non-U.S. real estate and real estate-related companies of any size, or in companies which, in the Adviser’s opinion, own significant real estate assets at the time of investment.

In addition to the investment strategies of the Funds described in each of their respective summary sections and in the prospectus on pages 29-31, the Funds may use the additional strategies described below. These investment strategies are not fundamental policies and may be changed by the Board of Trustees (the “Board”) without shareholder approval upon at least 60 days’ notice. Shareholders will be notified of any material changes. Some of the strategies discussed below are mentioned in the prospectus, but they are explained in more detail here.

Non-U.S. Securities.

Baron Partners Fund, Baron Retirement Income Fund and Baron Real Estate Fund may invest up to 25% of their total assets directly in the securities of foreign issuers, that are not publicly traded in the U.S., and may also invest in non-U.S. securities in U.S. markets through depositary receipts or listed securities without regard to these limitations. These securities may involve additional risks not associated with securities of U.S. companies, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls or expropriation or confiscatory taxation. Issuers of non-U.S. securities are subject to different, often less detailed, accounting, reporting and disclosure requirements than are U.S. issuers. The Funds may invest in securities commonly known as American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”), or in other securities convertible into securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a U.S. bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs and GDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. securities. There are no fees imposed on the purchase or sale of ADRs, EDRs or GDRs, although the issuing bank or trust company may impose fees on the purchase of dividends and the conversion of ADRs, EDRs and GDRs into the underlying securities. Investments in ADRs have certain advantages over direct investments in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments that are easily transferable and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as U.S. issuers. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

Baron International Growth Fund invests primarily in non-U.S. securities. Non-U.S. securities include securities that the Adviser determines are “non-U.S.” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. The Fund may also invest up to 25% of its total assets in U.S. issuers. In addition, the Fund may invest without limitation in ADRs, EDRs and GDRs, or in other securities convertible into securities of foreign issuers.

REITs.

The Funds may invest in the equity securities of real estate investment trusts (“REITs”). A REIT is a corporation or business trust that invests in real estate and derives its income from rents or sales of real property or interest on loans secured by mortgages on real property. The market value of REITs may be affected by numerous factors, including decreases in the value of real estate, vacancies, decreases in lease rates, defaults by lessees, changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income.

Securities Lending.

The Funds may lend their portfolio securities to financial intermediaries as a means of earning additional income. In lending portfolio securities, the Funds may incur delays in recovering the loaned securities or a loss of rights in the collateral. To minimize such risks, such loans will only be made if the Funds deem the other party to be of good standing and determine that the income justifies the risk. The Funds will not lend more than 25% of their total assets.

The Securities and Exchange Commission (the “SEC”) currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Funds must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Funds must be able to terminate the loan at any time; (4) the Funds must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Funds may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modifications.

When-Issued Securities.

The Funds may invest in debt and equity securities purchased on a when-issued basis. Although the payment and interest terms of when-issued securities are established at the time the purchaser enters into the commitment, the actual payment for and delivery of when-issued securities generally takes place within 45 days. The Funds bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Failure of the issuer to deliver the security purchased on a when- issued basis may result in a loss or missed opportunity to make an alternative investment. The Funds do not anticipate investing more than 10% of their total assets in such securities.

Illiquid Securities.

The Funds may invest up to 15% of their respective net assets in securities that are illiquid. An illiquid security is one that cannot be disposed of in the ordinary course of business within seven days. Such investments may include private equity securities, PIPE securities and other restricted securities. To the extent that there is no established market for some of the debt securities in which the Funds may invest, there may be thin or no trading in such securities, and the ability of the Adviser to value accurately such securities may be adversely affected. Further, it may be more difficult for the Funds to sell securities for which no established market exists. During periods of reduced market liquidity, and in the absence of readily available market quotations for debt securities held in the Funds’ portfolios, the responsibility of the Adviser to value the Funds’ securities becomes more difficult, and the Adviser’s judgment may play a greater role in the valuation of the Funds’ securities due to a reduced availability of reliable data.

To the extent that the Funds purchase illiquid securities or securities that are restricted as to resale, the Funds may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. The Funds may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although pursuant to Rule 144A under the Securities Act of 1933, certain securities may be determined to be liquid pursuant to procedures adopted by the Board under applicable guidelines. The Funds may invest in securities of distressed issuers when the intrinsic values of such securities, in the opinion of the Adviser, warrant such investment.

Debt Securities.

The Funds may invest in debt securities of all types and repurchase agreements for those securities. Debt securities include corporate bonds, government securities, repurchase agreements, loans and loan participations, mortgage-backed securities, and other securities that the Funds believe have debt-like characteristics, including hybrids and synthetic securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security.

Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Many types of debt securities, including mortgage-backed securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. The Funds do not anticipate investing more than 5% of their respective assets in such securities.

The Funds may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value, and pay-in-kind securities pay interest through the issuance of additional securities. The market value of these debt securities generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of a comparable term and quality. The secondary market value of corporate debt securities structured as zero-coupon securities or pay-in-kind securities may be more volatile in response to changes in interest rates than debt securities, which pay interest periodically in cash. Because such securities do not pay current interest, but instead accrue such income, to the extent that the Funds do not have available cash to meet distribution requirements with respect to such income, they could be required to dispose of portfolio securities that they would not otherwise. Such disposition could be at a disadvantageous price. Investments in such securities also involve certain tax considerations.

The Funds from time to time may also purchase indebtedness and participations, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. When the Funds purchase a participation interest they assume the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Funds may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some debt securities purchased by the Funds may have very long maturities. The length of time remaining until maturity is one factor that the Adviser considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit, which can be realized through thorough analysis. There are no established markets for some of this indebtedness, and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank is not the security of the banks issuing or selling them. The Funds may purchase loans from national and state chartered banks as well as foreign ones. The Funds may invest in senior indebtedness of debtor companies, although on occasion subordinated indebtedness may also be acquired. The Funds may also invest in distressed first mortgage obligations and other debt secured by real property. The Funds do not currently anticipate investing more than 10% of their total assets in trade and other claims.

The Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Funds buy a security at one price, and at the time of sale, the seller agrees to repurchase that security at a mutually agreed upon time and price. Repurchase agreements could involve certain risks in the event of the failure of the seller to repurchase the securities as agreed, which may cause the Funds to suffer a loss, including loss of interest on, or principal of, the security and costs associated with delay and enforcement of the repurchase agreement. Repurchase agreements with a duration of more than seven days are considered illiquid securities.

The Funds may engage in reverse repurchase agreements with certain banks or non-bank dealers, where the Funds sell a security and simultaneously agree to buy it back at a mutually agreed upon time and price. To the extent that the Funds engage in reverse repurchase agreements, they will maintain a segregated account consisting of liquid assets or highly marketable securities to cover their obligations. Reverse repurchase agreements may expose the Funds to greater fluctuations in the value of their assets.

Medium And Lower-Rated Corporate Debt Securities.

The Funds may invest in debt securities that are rated in the medium to lowest rating categories by S&P and Moody’s, some of which may be known as “junk bonds.” The Funds do not anticipate investing more than 35% of their total assets in such securities.

The Funds will rely on the judgment, analysis and experience of the Adviser in evaluating debt securities. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. Ratings by S&P and Moody’s evaluate only the safety of principal and interest payments, not market value risk. Because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser monitors corporate debt securities of issuers held in the Funds’ equity portfolios. The credit ratings assigned by a rating agency to a security are not considered by the Adviser in selecting a security. The Adviser examines the intrinsic value of a security in light of market conditions and the underlying fundamental values. Because of the nature of medium and lower-rated corporate debt securities, achievement by the Funds of their investment goals when investing in such securities is dependent on the credit analysis of the Adviser. The Adviser could be wrong in its analysis. If the Funds purchased primarily higher-rated debt securities, these risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower-rated corporate debt securities and adversely affect the market value of such securities. The ability of issuers of medium and lower-rated corporate debt securities to repay principal and interest to meet projected business goals and to obtain additional financing may be adversely affected by economic conditions. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the Funds’ portfolios. The secondary market prices of medium and lower-rated corporate debt securities are more sensitive to adverse economic changes or individual corporate developments than are higher-rated corporate debt securities. Adverse publicity and investor perceptions, whether or not based on rational analysis, and periods of economic uncertainty may also affect the value and liquidity of medium and lower-rated corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on medium and lower-rated corporate debt securities in the portfolios that are interest rate sensitive can be expected to fluctuate over time.

Short Sales.

The Funds may sell securities short. The Funds may sell a security that the Funds do not own. In order to do so, the Funds must borrow a security to deliver it to the purchaser and later buy that security in the market and return it to the lender. The Funds may establish short positions in securities that the Adviser believes have limited growth prospects or are over-priced, or in securities of companies the Adviser believes are poorly managed or have highly leveraged balance sheets. The Funds may also establish a short position in a security to hedge exposure to a particular company or to hedge exposure to a certain industry or sector of the market. The Funds may also short market indices to hedge against broad movements in the market. The value of a security sold short could increase and the Funds would have to pay more to buy the security to return to the lender than it received from the purchaser in the short sale. The Funds’ risk of loss in these types of short sales is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The Funds may also sell a security short that the Funds own or a security equivalent in kind or amount to a security the Funds have a right to obtain (for example, a security convertible into the security sold short or a security that the Adviser believes will be deliverable upon the closing of a transaction). The Funds may also sell securities short when, in the opinion of the Adviser, the position is covered by owning a security that has ownership rights to assets that include all of the assets of the security shorted. If the value of the securities in these types of short sales increases, the Funds lose the opportunity to participate in the gain of the covered positions. The Funds may sell a security short only on a fully collateralized basis, which requires that the Funds establish and maintain a segregated account.

Options Transactions and Swaps.

The Funds may write (sell) put and covered call options and purchase put and call options on equity and/or debt securities. The Funds may also enter into equity swap transactions. All calls sold by the Funds must be “covered” (i.e., the Funds must own the underlying securities) or must meet the asset segregation requirements described below for as long as the call is outstanding. Even though the Funds will receive the option premium to help protect it against loss, a call sold by the Funds exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Funds to hold a security or instrument that they might otherwise have sold, and a put sold by a Fund exposes the Fund to potential loss in the amount of the difference between the exercise price and the market value of the underlying security.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer, when exercised, the obligation to buy, the underlying security, at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller, when exercised, the obligation to sell, the underlying security at the exercise price. An American style put or call option may be exercised at any time during a fixed period, while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds may engage in either style of option. The Funds are authorized to engage in transactions with respect to exchange-listed options, over-the-counter options (“OTC options”) and other derivative investments. Exchange-listed options are issued by a regulated financial intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but it is also applicable to other financial intermediaries.

Rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are usually closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Funds’ ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. The hours of trading for listed options may not coincide with the hours during which the underlying instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial intermediaries or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are negotiated by the parties. The Funds generally expect to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Equity swap transactions are entered into with financial intermediaries through a direct agreement with the Counterparty, generally an ISDA Master Agreement, the specific terms of which are negotiated by the parties. The Funds may use equity swaps, or other derivative instruments, for hedging purposes against potential adverse movements in security prices or for non-hedging purposes such as seeking to enhance return. The Funds may be required to post collateral for such transactions.

There is no central clearing or, unless the parties provide for it, guaranty function in an OTC option or derivative, including swaps. As a result, if the Counterparty fails to make or take delivery of the security or other instrument, or fails to make a cash settlement payment due in accordance with the option, the Funds will lose any premium they paid for the option as well as any anticipated benefit of the transaction. The Adviser must assess the creditworthiness of each Counterparty to determine the likelihood that the terms of the OTC option or the derivative will be satisfied. The Funds will engage in OTC option transactions and derivatives only with qualified Counterparties. The staff of the SEC currently takes the position that OTC options purchased by the Funds, and portfolio securities “covering” the amount of the Funds’ obligation pursuant to an OTC option sold by it (the cost of the sell-back plus any in-the-money amount) are illiquid and subject to the Funds’ limitations on investments in illiquid securities, unless the Funds have the legal right to terminate the option on not more than seven days notice and the Counterparty has a high credit quality rating.

Special Situations.

The Funds may invest in “special situations.” A special situation arises when, in the opinion of the Adviser, the securities of a company will be recognized and appreciate in value due to a specific anticipated development at that company. Such developments might include a new product, a management change, an acquisition or technological advancement.

Use of Segregated and Other Special Accounts.

Many hedging transactions require, among other things, that the Funds segregate liquid high-grade assets with their custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or instrument. In general, either the full amount of any obligation by the Funds to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Funds will require the Funds to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. Hedging transactions may be covered by other means when consistent with applicable regulatory policies.

Currency Risk.

This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the Funds’ holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Funds do not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, the Funds’ attempts at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many developing countries.

Geographic Risk.

Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds. The economies and financial markets of certain regions–such as Latin America, Asia, and Europe and the Mediterranean region–can be interdependent and may all decline at the same time.

Developing Market Risk.

Investments in developing markets, which, according to the MSCI ACWI ex USA Index, include Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey, and Central and South America are subject to the risk of abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets are not as liquid. These economies are less developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have legacies and/or periodic episodes of hyperinflation and currency devaluations. Governments in many developing market countries participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks, such as war and terrorism, currently affect some developing countries. The volatility of developing markets may be heightened by the actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the Funds’ share prices. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause the Funds’ share price to decline.

Other Risks of Non-U.S. Investing.

Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. Trading in the underlying securities of the Funds may take place in various foreign markets on certain days when the Funds are not open for business and do not calculate net asset values. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Share Classes.

The Baron Funds offer two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees and eligibility requirements. Retail Shares are available to all investors, and account minimums range from $500 to $2,000, depending on the account type. Institutional Shares are for accounts in the amount of $1,000,000 or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of the Baron Funds through fee-based platforms, retirement platforms or other platforms for which the financial intermediary provides services and is not compensated by the Baron Funds for those services. Shareholders meeting the eligibility requirements for the Institutional Shares may also purchase Institutional Shares directly through the Baron Funds without paying a sales charge or any other additional fees. Employees and Trustees of the Baron Funds are not subject to the eligibility requirements for Institutional Shares. For more information, please see the “How to Purchase Shares” section on pages 39-40 of the prospectus. Baron Funds reserve the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund Policies.

The Funds have adopted investment restrictions, described below, which are fundamental policies of the Funds and may not be changed without the approval of a majority of the Funds’ shareholders or at least two-thirds of a quorum of a majority of the shareholders. Unless otherwise noted, all percentage restrictions are measured as of the time of the purchase.

The Funds may not:

1.	Issue senior securities or borrow money in excess of amounts permitted by law (which currently requires asset coverage of 300% immediately after such borrowing, subject to exceptions for borrowings of up to 5% for short-term purposes.

2.	Purchase or sell commodities or commodity contracts unless in conformity with regulations of the Commodities Futures Trading Commission;

3.	Purchase or sell oil and gas interests or real estate. Equity and debt securities issued by companies engaged in the oil, gas or real estate business or secured by oil and gas or real estate are not considered oil or gas interests or real estate for purposes of this restriction;

4.	Underwrite securities of other issuers, except insofar as the Fund is the seller of such securities;

5.	Make loans, except to the extent that the purchase of debt obligations of any type (including loan participations, repurchase agreements and corporate commercial paper) are considered loans, and except that the Fund may lend portfolio securities in compliance with requirements established from time to time by the SEC;

6.	Mortgage, pledge or hypothecate any of its assets, except in connection with borrowings, loans of portfolio securities or other permitted transactions; or

7.	Invest 25% or more of the value of its total assets in any particular industry, except that Baron Real Estate Fund can invest more than 25% of its total assets in the real estate industry or real estate-related industries or that own significant real estate assets at the time of investment.

Baron International Growth Fund may not purchase the securities of any one issuer other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund’s total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to the 5% and 10% limitations.

Temporary Defensive Position.

The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In such circumstances, the Adviser may invest all or a portion of the Funds’ assets in cash or cash equivalents, such as money market instruments, which include U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds and other short term debt instruments, and repurchase agreements. Taking such a temporary defensive position may cause the Funds not to achieve their investment goals.

Portfolio Turnover.

The Adviser expects that the average annual turnover rate of the portfolios of the Funds should not exceed 100%. The turnover rate fluctuates depending on market conditions. The turnover rates for the Funds for the past two years ended December 31 are:

	2009	2008
Baron Partners Fund	32.43%	38.02%
Baron Retirement Income Fund	34.76%	53.29%*
Baron International Growth Fund	53.94%	N/A
Baron Real Estate Fund	**	N/A

*	Turnover rate includes activities when the Fund was a limited partnership from January 1, 2008 to June 30, 2008.
**	Baron Real Estate Fund anticipates that its respective turnover rate will not exceed 50%.

Disclosure of Portfolio Holdings.

The Board has adopted policies and procedures governing the disclosure of each Fund’s portfolio holdings.

Quarterly: The Funds post on the Baron Funds® website, usually on the fifth business day after the quarter end, the top ten long positions held by each Fund, stated as a percentage of net assets (as a percentage of total long positions if the Fund is leveraged). In addition, the Funds post on the Baron Funds® website, usually on the tenth business day after the quarter end, all long securities positions of each Fund’s net assets and the cash position at the most recent quarter end. All of this information will remain on the Baron Funds® website until the next quarter end’s information is posted.

Monthly: In addition, the Funds post on the Baron Funds® website, usually the tenth business day after month end, the ten largest long positions of each Fund, stated as a percentage of net assets (as a percentage of total long positions if the Fund is leveraged). This information will remain on the Baron Funds® website until the next month end’s information is posted.

The Funds disclose portfolio holdings in connection with the day-to-day operations and management of the Funds, including to the Funds’ custodian (daily) and auditors (annually). Portfolio holdings may also be disclosed to other service providers of the Funds, including pricing services (daily), portfolio management and trading systems (daily) and proxy voting systems (quarterly). In these situations, the Funds, the Adviser or the Funds’ distributor, Baron Capital, Inc. (“BCI” or the “Distributor”), have entered into agreements with service providers whereby they agree to keep the information confidential and to refrain from trading on the basis of the information. When engaged in purchasing and selling securities for the Funds through brokers, dealers or other financial intermediaries, the Funds disclose certain information about one or more of the securities positions they own. The Funds do not have separate non-disclosure agreements with these entities, but the Funds would immediately cease doing business with any entity that the Adviser believes is misusing the information.

Other information that may be of interest to investors, such as industry breakdowns and a historical analysis of security impact, may be available on the Baron Funds® website. The website address is www.BaronFunds.com. The link to Fund information is www.BaronFunds.com/ourfunds. Holdings information for each Fund can be accessed from this link.

A Fund may release the portfolio information to persons earlier than the dates stated above only if certain members of senior management of the Fund determine that the release of such information is in the best interest of the Fund’s shareholders, that there is a legitimate business purpose and where the recipient agrees in writing to maintain the confidentiality of the information and not to trade on the information.

If the Funds inadvertently release the information prior to the dates stated above to any person, and there was no agreement as described, the Funds will promptly post the information to the website. A Fund may also release what the Adviser reasonably believes to be immaterial information as the Adviser deems appropriate.

No employee of the Funds or the Adviser is allowed to accept compensation or consideration in any form with respect to the release of the of Funds’ portfolio holdings. “Consideration” includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Adviser. Any exceptions to any of the Funds’ disclosure policies are reported to the Board.

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers.

The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Adviser’s Chief Investment Officer, the Trust’s and the Adviser’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of two independent Trustees) meets regularly with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Adviser and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board also receives reports from counsel to the Trust or counsel to the Adviser and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

The 1940 Act requires that at least 40% of a fund’s trustees not be “interested persons” (as defined in the 1940 Act) of the fund, and to rely on certain exemptive rules under the 1940 Act, a majority of a fund’s trustees must not be interested persons of the fund. Currently, six of the Trustees, including the Chairman of the Board, are not interested persons of the Trust (as such, the Trustees are not affiliated with the Adviser). As part of its oversight role, the Board evaluates periodically its leadership structure and may make changes in its discretion at any time. Currently, the Board has determined that its leadership structure is appropriate because it allocates responsibility among Committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Select Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Interested Trustees.” All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust.

Name, Address & Age	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships During Past 5 Years
Interested Trustees
Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 66	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	6 years	Director, Chairman, CEO and CIO: the Firm* (2003-Present); President (2004-02/07), Chairman (1999-2004), and Trustee (1987-Present): Baron Investment Funds Trust; President (2004-02/07), Chairman (2003-2004), and Trustee (2003-Present): Baron Select Funds; Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present); President: the Firm* (03/06-06/07); Portfolio Manager: Baron Managed Funds plc (2005-2009); President (2004-02/07), Chairman (1997-2004), and Trustee (1997-06/07): Baron Capital Funds Trust.	9	None

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 54	President, Chief Operating Officer and Trustee	6 years	Director: the Firm* (2003-Present); Secretary: the Firm* (2003-04/08); President: the Firm* (02/07-Present); Chief Operating Officer: the Firm (05/06-present); General Counsel and Vice President: the Firm* (2003-2007); President (02/07-Present), Trustee (1987-Present), Secretary (2003-10/08): Baron Investment Funds Trust; President (02/07-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Director: Baron Managed Funds plc (2005-2009); President (02/07-06/07) Trustee (1998-Present): Baron Capital Funds Trust.	9	None

Name, Address & Age	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships During Past 5 Years
Independent Trustees
Norman S. Edelcup(3),(4),(5) City of Sunny Isles Beach 18070 Collins Avenue Sunny Isles Beach, FL 33160 Age: 74	Trustee	6 years	Director: Marquis Bank (2007-Present) Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present); Mayor (2003-Present), Commissioner (2001-2003): Sunny Isles Beach, Florida; Director (2001-2006), Senior Vice President (2001-2004): Florida Savings Bank; Director: Valhi, Inc. (diversified company) (1975-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	9	Director: Marquis Bank (2007-Present); Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present); Director: Valhi, Inc. (diversified company) (1985-1998).

Charles N. Mathewson(4),(5) 9295 Prototype Drive Reno, NV 89521 Age: 81	Chairman and Trustee	6 years; (Elected as Chairman 08/04)	Chairman Emeritus (October 2003-Present), Chairman (1986-2003): International Game Technology, Inc. (manufacturer of microprocessor-controlled gaming machines and monitoring systems); Chairman: Baron Capital Funds Trust (2004-06/07), Baron Investment Funds Trust, Baron Select Funds (2004-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	9	None

Harold W. Milner(4),(5) 2293 Morningstar Drive Park City, UT 84060 Age: 75	Trustee	6 years	Retired; Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present); Chairman: Lightning Protection Systems, LLC (10/06-Present); Director: COMPLETExRM (2009-Present).	9	None

Raymond Noveck(3),(4),(5) 31 Karen Road Waban, MA 02468 Age: 66	Trustee	6 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	9	None

David A. Silverman, MD(4),(5) 146 Central Park West New York, NY 10024 Age: 59	Trustee	6 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	9	Director: New York Blood Center (1999-Present).

Name, Address & Age	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships During Past 5 Years
Independent Trustees (continued)
Alex Yemenidjian(4),(5) 3801 Las Vegas Blvd. South Las Vegas, NV 89109 Age: 54	Trustee	3 years	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-Present); Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Director: Guess?, Inc. (retail) (2005-Present); Director: Regal Entertainment Group (entertainment company) (2005-Present); Director: USC Marshall School of Business Board of Leaders (2005-Present); Co-chair: Imagine the Arts Campaign, California State University-Northridge (2005-Present); Trustee: American Film Institute (2000-Present); Chairman and CEO: Metro-Goldwyn-Mayer, Inc. (1999-2005); Director: The Lincy Foundation (1989-Present); Director: The United Armenian Fund (1989-Present); Director and member of Executive Committee: MGM MIRAGE, Inc. (1989-2005); Trustee: Baron Investment Funds Trust (2006-Present), Baron Capital Funds Trust (12/06-06/07), Baron Select Funds (12/06-Present).	9	Chairman: Tropicana Las Vegas (2009-Present); Director: Guess?, Inc. (2005-Present); Director: Regal Entertainment Group (2005-Present); Director, USC Marshall School of Business Board of Leaders (2005-Present); Co-chair: Imagine the Arts Campaign, California State University-Northridge (2005-Present); Trustee: American Film Institute (2000-2007); Director: The Lincy Foundation (1989-Present); Director (1989-2008), Chairman (10/08-Present): The United Armenian Fund (1989-Present); Director and member of Executive Committee: MGM MIRAGE, Inc. (1989-2005).

Additional Officers of the Funds
Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 50	Senior Vice President and Portfolio Manager	6 years	Director and Senior Vice President: the Firm* (2003-Present); Vice President: Baron Capital, Inc. (1997-2003); Portfolio Manager: Baron Small Cap Fund (1997-Present).	9	None

Gretta J. Heaney 767 Fifth Avenue New York, NY 10153 Age: 49	Vice President and Chief Compliance Officer	5 years	Vice President and Chief Compliance Officer: the Firm* (2003-Present), Baron Investment Funds Trust, Baron Select Funds (2004-Present), Baron USA Partners Fund, Ltd (2006-Present), Baron Managed Funds plc (2005-2009), Baron Capital Funds Trust (2003-06/07).	9	None

Name, Address & Age	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships During Past 5 Years
Additional Officers of the Funds (continued)
Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 41	Vice President, General Counsel and Secretary	2 years	Vice President and General Counsel: the Firm*, Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund, Ltd. (08/07-Present), Baron Managed Funds plc (2007-2009); Secretary: the Firm* (04/08-Present); Secretary: Baron Investment Funds Trust, Baron Select Funds (10/08-Present); Managing Director and Chief Operating Officer: Legal and Compliance Division, Morgan Stanley (01/06-06/07); Director of Regulatory Matters: Credit Suisse Securities (USA) (04/04-01/06); Counsel to Vice Chairman: Credit Suisse Securities (USA) (09/02-04/04).	9	None

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 40	Senior Vice President and Portfolio Manager	6 years	Portfolio Manager: Baron Asset Fund (01/08-Present); Vice President: BAMCO, Inc. (2003-Present); Vice President: Baron Investment Funds Trust (2003-Present); Vice President, Research Analyst: Baron Capital, Inc. (1998-Present); Co-Portfolio Manager: Baron Asset Fund (2003-01/08); Co-Portfolio Manager (mid cap accounts): Baron Capital Management, Inc. (04/06-Present).	9	None

Susan Robbins 767 Fifth Avenue New York, NY 10153 Age: 55	Vice President	6 years	Director, Vice President and Senior Analyst: the Firm* (2003-Present); Vice President: Baron Investment Funds Trust (1994-Present), Baron Select Funds (2003-Present), Baron Capital Funds Trust (1998-06/07).	9	None

Peggy C. Wong 767 Fifth Avenue New York, NY 10153 Age: 48	Treasurer and Chief Financial Officer	6 years	Chief Financial Officer and Treasurer: the Firm* (2003-Present), Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present), Baron USA Partners Fund, Ltd. (1993-Present), Baron Managed Funds plc. (2005-2009), Baron Capital Funds Trust (1998-06/07).	9	None

*	The Firm (Baron Capital Group, Inc. (“BCG”) with its subsidiaries BCI, Baron Capital Management, Inc. (“BCM”) and BAMCO).
(1)	Trustees deemed to be “Interested Trustees” of the Funds, as that term is defined in the 1940 Act by reason of their employment with the Funds’ Adviser and Distributor.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Committee.

Each Trustee has been a Board member of the Trust and other Baron mutual funds for at least three years. In addition, the following are among some of the specific experiences, qualifications, attributes or skills that each Trustee possesses (supplementing the information provided in the table above), which the Board believes has prepared them to be effective Board members. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Adviser and Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Trust’s or the Adviser’s counsel; both Board and Trust counsel have significant experience advising funds and fund board members. The Audit Committee of the Board meets regularly with the Trust’s independent registered public accounting firm, and the Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Ronald Baron—In addition to his tenure as a Trustee of the Trust, Mr. Baron is the Chief Executive Officer and Chief Investment Officer of the Trust as well as the portfolio manager of Baron Partners Fund and Baron Retirement Income Fund, each a series of the Trust, and Baron Growth Fund, a series of Baron Investment Funds Trust. Mr. Baron was also the portfolio manager of Baron Asset Fund from its inception until 2003 and then the co-portfolio manager of Baron Asset Fund from 2003 until January of 2008. Mr. Baron has over 39 years of experience as a Wall Street analyst and has managed money for others for over 42 years.

Linda S. Martinson—In addition to her tenure as Trustee of the Trust, Ms. Martinson is the President and Chief Operating Officer of the Trust. She has been with the Adviser for over 25 years, initially serving as the Adviser’s General Counsel until 2007 and its Corporate Secretary until 2008.

Charles N. Mathewson—Mr. Mathewson has been the Chairman and a Trustee of the Trust for over six years and of the Board of the mutual funds of Baron Investment Funds Trust for over 22 years. In addition to his tenure as a Trustee of the Baron mutual funds, Mr. Mathewson served as Chairman of International Game Technology, Inc. (“ITG”), a public company, from 1986 to 2003 and as Chairman Emeritus from October 2003 to the present. ITG is a manufacturer of microprocessor-controlled gaming machines and monitoring systems.

Norman S. Edelcup—Mr. Edelcup has been a Trustee of the Trust for over six years and of the Board of the mutual funds of Baron Investment Funds Trust for over 22 years. In addition to his tenure as a Trustee of the Baron mutual funds, Mr. Edelcup is the mayor of the City of Sunny Isles Beach, Florida and is a Director of Marquis Bank. From 2001 to 2004, Mr. Edelcup served as Senior Vice President of Florida Savings Bancorp. He also serves as a Director and Chairman of the Audit Committee of CompX International, Inc. (a diversified manufacturer of engineered components) and Valhi, Inc. (chemicals, component products and waste management industries), both public companies. In addition, Mr. Edelcup is a Certified Public Accountant (CPA) and has experience preparing, auditing, analyzing and evaluating financial statements.

Harold W. Milner—Mr. Milner has been a Trustee of the Trust for over six years and of the Board of the mutual funds of Baron Investment Funds Trust for over 22 years. In addition to his tenure as a Trustee of the Baron mutual funds, Mr. Milner has been the Chairman of Lightning Protection Systems, LLC from 2006 to the present and a Director of COMPLETExRM, a software company, from 2009 to the present. In addition, Mr. Milner was the President and CEO of Kahler Realty Corporation (hotel ownership and management) from 1985 to 1997.

Raymond Noveck—Mr. Noveck has been a Trustee of the Trust for over six years and of the Board of the mutual funds of Baron Investment Funds Trust for over 22 years. Mr. Noveck was also employed by the Firm as a Managing Director from 1985 to 1987. Mr. Noveck is a CPA and has experience preparing, auditing, analyzing and evaluating financial statements. He has also been on the Board of a public company and, as a CPA, has audited public companies including mutual funds and brokerage firms.

David A. Silverman, MD—Dr. Silverman has been a Trustee of the Trust for over six years and of the Board of the mutual funds of Baron Investment Funds Trust for over 22 years. In addition to his tenure as a Trustee of the Baron mutual funds, Dr. Silverman has been a Director of the New York Blood Center from 1999 to the present. He has also been a Physician and Faculty of New York University School of Medicine from 1976 to the present.

Alex Yemenidjian—Mr. Yemenidjian has been a Trustee of the Trust for over three years and the Board of the mutual funds of Baron Investment Funds Trust for over four years. In addition to his tenure as a Trustee of the Baron mutual funds, Mr. Yemenidjian serves on the boards of Guess?, Inc. (clothing manufacturer) and Regal Entertainment Group (movie theater operator), both public companies, and charitable foundations and was named the Chairman and CEO of Tropicana Las Vegas, a hotel and casino company, in 2009. Mr.  Yemenidjian is a CPA and has experience preparing, auditing, analyzing and evaluating financial statements.

Board Committees.

The Funds pay each Independent Trustee annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board. Specifically, each Independent Trustee receives an annual base compensation of $10,000, with the Chairman receiving an additional $1,300. An additional $1,300 is paid to each Independent Trustee for attendance in person at the quarterly meetings of the Board; ($325 is paid per quarterly meeting, if the Trustee participates by telephone). The Interested Trustees and Officers receive no direct remuneration in such capacity from the Funds. The Board has established four committees: Audit; Executive; Nominating; and Independent.

The Audit Committee recommends to the full Board the engagement or discharge of the Funds’ independent accountants; directs investigations into matters within the scope of the independent accountants’ duties; reviews with the independent accountants the results of the audit; and reviews the independence of the independent accountants. The Audit Committee is currently comprised of the following members: Norman S. Edelcup and Raymond Noveck. Each member of the Audit Committee receives an additional $1,300 in annual compensation for serving on the Audit Committee. The Audit Committee met twice during the fiscal year ended December 31, 2009.

The Executive Committee is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session. The Executive Committee is currently comprised of the following members: Ronald Baron and Linda Martinson. Members of the Executive Committee serve on the committee without compensation. The Executive Committee met four times during the fiscal year ended December 31, 2009.

The Nominating Committee recommends to the full Board those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders’ meeting. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. The Nominating Committee is currently comprised of all Independent Trustees. Members of the Nominating Committee serve on the committee without compensation. There were no meetings of the Nominating Committee during the fiscal year ended December 31, 2009.

The Independent Committee discusses various Fund matters, including the advisory agreement and distribution plan. The Independent Committee is comprised of all Independent Trustees. Members of the

Independent Committee serve on the committee without compensation. The Independent Committee met four times during the fiscal year ended December 31, 2009.

Trustee Ownership of Fund Shares.

The following table shows the dollar range of shares beneficially owned by each Trustee as of March 31, 2010:

Name of Trustee		Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Interested Trustees:
Ronald Baron	Baron Partners Fund Baron Retirement Income Fund Baron International Growth Fund Baron Real Estate Fund	>$100,000 >$100,000 >$100,000 >$100,000	>$100,000
Linda S. Martinson	Baron Partners Fund Baron Retirement Income Fund Baron International Growth Fund Baron Real Estate Fund	>$100,000 $50,001-$100,000 $50,001-$100,000 $10,001-$50,000	>$100,000

Independent Trustees:
Norman Edelcup	Baron Partners Fund Baron Retirement Income Fund Baron International Growth Fund Baron Real Estate Fund	$10,001-$50,000 0 0 0	>$100,000
Charles Mathewson	Baron Partners Fund Baron Retirement Income Fund Baron International Growth Fund Baron Real Estate Fund	0 0 >$100,000 0	>$100,000
Harold Milner	Baron Partners Fund Baron Retirement Income Fund Baron International Growth Fund Baron Real Estate Fund	>$100,000 $50,001-$100,000 0 0	>$100,000
Raymond Noveck	Baron Partners Fund Baron Retirement Income Fund Baron International Growth Fund Baron Real Estate Fund	$50,001-$100,000 0 $10,001-$50,000 $10,001-$50,000	>$100,000
David Silverman	Baron Partners Fund Baron Retirement Income Fund Baron International Growth Fund Baron Real Estate Fund	$10,001-$50,000 0 0 0	$10,001-$50,000
Alex Yemenidjian	Baron Partners Fund Baron Retirement Income Fund Baron International Growth Fund Baron Real Estate Fund	>$100,000 0 0 0	>$100,000

The Independent Trustees do not own any securities of the Adviser, the Distributor or any other entity controlling, controlled by or under common control with the Adviser or Distributor.

Compensation.

The Trustees of the Funds received the following compensation from the Funds for the fiscal year ended December 31, 2009:

Name	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds and Fund Complex Paid to Trustees
Interested Trustees:
Ronald Baron	$ 0	N/A	N/A	$0
Linda S. Martinson	$ 0	N/A	N/A	$0
Independent Trustees:
Norman Edelcup	$16,500	N/A	N/A	$60,250
David Fuente*	$ 0	N/A	N/A	$0
Charles Mathewson	$14,550	N/A	N/A	$53,275
Harold Milner	$15,200	N/A	N/A	$55,600
Raymond Noveck	$16,500	N/A	N/A	$60,250
David Silverman	$15,200	N/A	N/A	$55,600
Alex Yemenidjian	$13,900	N/A	N/A	$50,950

*	Mr. Fuente resigned from the Board on May 12, 2009.

Code of Ethics.

The Funds, the Adviser and the Distributor have adopted a written Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. While the Code of Ethics allows employees to invest in securities, including, under very limited circumstances, securities held by the Funds, it is the current practice of the Funds, the Adviser and the Distributor to not permit such investments.

Proxy Voting Policies and Procedures.

The Funds have delegated all decision making on proxy voting to the Adviser. The Adviser makes its own independent voting decisions, although it may consider recommendations from third parties in its decision-making process. The Adviser makes voting decisions solely in the best interests of the Funds and their shareholders. It is the policy of the Adviser in voting proxies to vote each proposal with the goal of maximizing long-term investment returns for the Funds.

The Adviser uses guidelines which are reviewed quarterly by a Proxy Review Committee established by the Adviser. While the Adviser makes investment decisions based, in part, on the strength of a company’s management team, it will not automatically support management proposals if such proposals are inconsistent with the Adviser’s Proxy Voting Policies and Procedures.

If it is determined that there is a potential material conflict of interest between the interests of the Adviser and the interests of a Fund, the Proxy Review Committee will review the matter and may either (i) request that the Fund consent to the Adviser’s vote, (ii) vote in accordance with the published recommendations of an independent proxy voting service or (iii) appoint an independent third party to vote.

A full copy of the Funds’ Proxy Voting Policies and Procedures is available on the Baron Funds® website, www.BaronFunds.com. Baron Partners Fund’s, Baron Retirement Income Fund’s and Baron International Growth Fund’s most current Proxy Voting Record on Form N-PX for the twelve months ended June 30, 2009 is also available on the Baron Funds® website or on the SEC’s website at www.sec.gov. As of the date of this SAI, Baron Real Estate Fund does not have a Proxy Voting Record.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

Control Persons.

As of March 31, 2010, the following persons were known to the Funds to be the beneficial owners, either directly or through one or more controlled companies of more than 25% of the voting securities of the Funds:

	Record Holders				Beneficial Holders
	Baron Partners Fund	Baron Retirement Income Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Partners Fund	Baron Retirement Income Fund	Baron International Growth Fund	Baron Real Estate Fund
Baron Capital Management, Inc., New York, NY	—	29.33%	—	—	—	—	—	—
BAMCO, Inc., New York, NY	—	—	—	48.85%	—	—	—	—
Ronald Baron and related family accounts, New York, NY	—	—	—	—	—	40.88%	—	45.22%
Charles Mathewson Trust, Reno, NV	—	—	35.55%	—	—	—	—	—

Principal Holders.

As of March 31, 2010, the following persons were known to the Funds to be the record or beneficial owners of 5% or more of the voting securities of the Funds:

	Record Holders				Beneficial Holders
	Baron Partners Fund	Baron Retirement Income Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Partners Fund	Baron Retirement Income Fund	Baron International Growth Fund	Baron Real Estate Fund
Ronald Baron and related family accounts, New York, NY	—	13.72%	7.80%	—	—	—	23.60%	—
BAMCO, Inc., New York, NY	—	—	17.06%	—	—	—	—	—
Charles Schwab & Co., Inc., San Francisco, CA	21.94%	17.26%	16.28%	21.35%	—	—	—	—
Uzi Zucker, New York, NY	—	—	6.48%	—	—	—	—	—
National Financial Services Corp., New York, NY	26.51%	5.06%	—	9.41%	—	—	—	—
Merrill Lynch & Co., Inc., Jacksonville, FL	7.18%	—	—	—	—	—	—	—
Carl Marks Foundation, New York, NY	—	7.53%	—	—	—	—	—	—

Management Ownership.

Except for Mr. Baron and related family accounts, BCM, Uzi Zucker, Carl Marks Foundation, Charles Mathewson Trust and BAMCO, the above record owners are brokerage firms or other financial institutions that hold stock for the benefit of their respective customers. As of March 31, 2010, all of the Officers and Trustees of Baron Select Funds as a group beneficially owned directly or indirectly 3.50% of Baron Partners Fund’s outstanding shares; 43.26% of Baron Retirement Income Fund’s outstanding shares, 61.39% of Baron International Growth Fund’s outstanding shares and 50.61% of Baron Real Estate Fund’s outstanding shares.

As of March 31, 2010, Mr. Baron owned, directly or indirectly, 40.88% of the voting securities of Baron Retirement Income Fund and may be deemed a “control person.” Mr. Baron and family own directly 13.72% and indirectly 27.16% through his ownership interest of BCG, the parent company of BCM. As a result of his ownership, Mr. Baron may be able to materially affect the outcome of matters presented to Fund shareholders.

As of March 31, 2010, Charles Mathewson Trust and Mr. Baron owned, directly or indirectly, 35.55% and 23.60% respectively, of the voting securities of Baron International Growth Fund and may be deemed “control persons.” Mr. Baron and family own directly 7.80% and indirectly 15.80% through his ownership interest of BCG, the parent company of BAMCO. As a result of their ownerships, Charles Mathewson Trust and Mr. Baron may be able to materially affect the outcome of matters presented to Fund shareholders.

As of March 31, 2010, Mr. Baron owned indirectly 45.22% of the voting securities of Baron Real Estate Fund and may be deemed a “control person.” Mr. Baron and family own indirectly 45.22% through his ownership interest of BCG, the parent company of BAMCO. As a result of his ownership, Mr. Baron may be able to materially affect the outcome of matters presented to Fund shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES.

Investment Adviser.

The Adviser to the Funds, BAMCO, is a New York corporation with its principal offices at 767 Fifth Avenue, New York, NY 10153 and a subsidiary of BCG. Mr. Baron is the controlling stockholder of BCG and is the Adviser’s Chief Investment Officer. Mr. Baron has over 30 years of experience as a Wall Street analyst and has managed money for others for over 33 years. He has been a participant in Barron’s Roundtable and has been a featured guest on Wall Street Week, CNN and CNBC/FNN. Mr. Baron is the portfolio manager for Baron Partners Fund and Baron Retirement Income Fund and was the portfolio manager for the predecessor partnership of Baron Partners Fund since its inception in 1992 and for the predecessor partnership of Baron Retirement Income Fund since its inception in 1996.

Pursuant to separate advisory agreements with each Fund (each an “Advisory Agreement,” and collectively the “Advisory Agreements”), the Adviser furnishes continuous investment advisory services and management to the Funds, including making the day-to-day investment decisions and arranging portfolio transactions for the Funds, subject to policies determined by the Board. The fee paid to the Adviser is 1% of Average Daily net assets per annum. The Adviser has contractually agreed to limit the expense ratio for the Retail Shares of Baron Partners Fund, Baron Retirement Income Fund, Baron International Growth Fund and Baron Real Estate Fund to 1.45%, 1.35%, 1.50% and 1.35%, respectively and for the Institutional Shares of Baron Partners Fund, Baron Retirement Income Fund, Baron International Growth Fund and Baron Real Estate Fund to 1.20%, 1.10%, 1.25% and 1.10%, respectively, excluding portfolio transaction costs, interest and extraordinary expenses, for as long as the Adviser serves as investment adviser to the Funds.

Baron Partners Fund incurred advisory fees of $13,799,221 for the year ended December 31, 2009; $25,184,799 for the year ended December 31, 2008; and $31,462,073 for the year ended December 31, 2007. Assuming Baron Investment Partners, L.P. had been a registered investment company with the same terms under which Baron Retirement Income Fund operates, Baron Retirement Income Fund would have incurred approximately the following advisory fees: $711,575 for the year ended December 31, 2007 and $380,382 for the period of January 1, 2008 to June 30, 2008. Since its inception as a mutual fund, the Fund incurred advisory fees in the amount of $350,244 for the period June 30, 2008 to December 31, 2008; and $650,744 for the year ended December 31, 2009. Baron International Growth Fund incurred advisory fees of $205,450 for the year ended December 31, 2009. Baron Real Estate Fund is a newly formed mutual fund, and did not incur advisory expenses for the year ended December 31, 2009.

Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Funds, and pays the salaries and fees of all Officers and Trustees who are interested persons of the Adviser. The Adviser also uses a portion of its assets to pay all or a portion of the charges of third parties that distribute shares of the Funds to their customers.

The Funds pay all operating and other expenses not borne by the Adviser such as: audit, accounting and legal fees; custodian fees; expenses of registering and qualifying their shares with federal and state securities commissions; expenses in preparing shareholder reports and proxy solicitation materials; expenses associated with the Funds’ shares, such as dividend disbursing, transfer agent and registrar fees; certain insurance expenses; compensation of Independent Trustees and other miscellaneous business expenses. The Funds also pay the expenses of offering the shares of the Funds, including the registration and filing fees, legal and accounting fees and costs of printing the prospectus and related documents. The Funds also pay all taxes imposed on them and all brokerage commissions and expenses incurred in connection with their portfolio transactions.

The Adviser utilizes the staffs of BCG and its subsidiary BCM to provide research. Directors, Officers or employees of the Adviser and/or its affiliates may also serve as Officers or Trustees of the Funds or of other funds managed by the Adviser. BCM is an investment adviser to institutional and individual accounts. Clients of BCM and the other funds managed by the Adviser have investment goals which may or may not vary from those of each other and of the Funds. BCM and the Adviser invest in substantially similar or the same securities as the Funds, other client accounts and in the accounts of principals and employees of BCM and its affiliates. When the same securities are purchased for or sold by the Funds and any of such other accounts, it is the policy of the Adviser and BCM to allocate such transactions in a manner deemed equitable by the Adviser. All personal trading by employees is subject to the Code of Ethics of the Funds and the Adviser. In certain circumstances, the Adviser may make investments for the Funds that conflict with investments being made by BCM. The Adviser may also make investment decisions for the Funds that are inconsistent with the investment decisions for other Funds it manages.

Each Advisory Agreement provides that the Funds may use “Baron” as part of its name for so long as the Adviser serves as the investment adviser to the Funds. The Funds acknowledge that the word “Baron” in its name is derived from the name of the entities controlling, directly or indirectly, the Adviser, which derive their name from Ronald Baron, that such name is the property of the Adviser and its affiliated companies for copyright and/or other purposes, and that if for any reason the Adviser ceases to be the Funds’ investment adviser, the Funds will promptly take all steps necessary to change their name to one that does not include “Baron,” unless they receive the Adviser’s written consent to continue using the name.

Each Advisory Agreement provides that the Adviser shall have no liability to the Funds or their shareholders for any error of judgment or mistake of law or for any loss suffered by the Funds on account of any action taken in good faith, provided that the Adviser shall not be protected against liabilities arising by virtue of willful misfeasance, bad faith or gross negligence, or reckless disregard of the Adviser’s obligations under the Advisory Agreements.

The Advisory Agreement for Baron Partners Fund was last approved by a majority of the Trustees, including a majority of the Independent Trustees on May 12, 2009. The Advisory Agreements for Baron Retirement Income Fund and Baron International Growth Fund are for two-year terms and were approved by a majority of the Trustees, including a majority of Independent Trustees on May 20, 2008 and October 27, 2008, respectively. The Advisory Agreement for Baron Real Estate Fund is for a two-year term and was approved by a majority of Trustees, including a majority of Independent Trustees on October 26, 2009.

Each Advisory Agreement is terminable without penalty by either of the Funds (when authorized by a majority vote of the shareholders or the Trustees) or the Adviser on 60 days’ written notice. The Advisory Agreements shall automatically terminate in the event of their “assignment” (as defined by the 1940 Act). A discussion regarding the basis for the approval by the Board of the Advisory Agreements of Baron Retirement Income Fund is available in the Funds’ Semi-Annual Financial Report to Shareholders for the six months ended June 30, 2008. A discussion regarding the basis for the approval by the Board of the Advisory Agreements of Baron Partners Fund and Baron International Growth Fund is available in the Fund’s Semi-Annual Financial Report to Shareholders for the six months ended June 30, 2009.

Principal Underwriter.

The Funds have a distribution agreement with BCI with its principal offices located at 767 Fifth Avenue, New York, NY 10153. BCI is an affiliate of BAMCO.

Service Agreements.

The Funds have agreements with various service providers pursuant to which administrative services, such as record keeping, reporting and processing services are provided to the Funds’ shareholders.

Rule 12b-1 Plan.1

The Distributor does not receive underwriting commissions, but the 12b-1 Plan authorizes the Funds to pay the Distributor a distribution fee equal to 0.25% per annum of each Fund’s average daily net assets attributable to the Retail Shares. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by FINRA (the Financial Industry Regulatory Authority). The 12b-1 fees are paid to the Distributor in connection with its activities and expenses primarily intended to result in the sale of Retail Shares and the servicing of Retail Shares shareholder accounts, including, but not limited to, compensation to registered representatives or other employees of the Distributor, compensation to and expenses of employees of the Distributor who engage in or support the distribution of Retail Shares or who service Retail Shares shareholder accounts, telephone expenses, preparing, printing and distributing Retail Shares promotional and advertising material, preparing, printing and distributing the prospectus and reports to other than current shareholders, compensation for certain Retail Shares shareholder services, and commissions and other fees to brokers, dealers, other financial intermediaries or other persons who have introduced investors to the Funds. The total amount of the 12b-1 fee is payable to the Distributor, regardless of the actual expenses incurred, which expenses may be more or less than the 12b-1 fees received by the Distributor. The Distributor or its affiliates may enter into arrangements with third parties to sell the Funds Retail Shares in programs that make Fund shares available to their customers and pay such third parties amounts in excess of the 12b-1 fees. The excess amounts typically represent savings of expenses the Funds would otherwise incur in performing record keeping and transfer agency functions. The Adviser reimburses the Distributor for certain of those excess charges.

The Distributor, the Adviser and/or their affiliates, at their expense, currently provide additional compensation to certain financial intermediaries to make Fund shares available to their customers. These financial intermediaries include retirement plan sponsors, service providers and administrators, which provide record-keeping and administrative services and other services to retirement plan participants, and banks, brokers, dealers and other financial intermediaries, insurance companies, and other service providers that provide distribution-related and shareholder services. The amount of payments made to a financial intermediary in any given year will vary based on the amount of Fund assets attributable to that financial intermediary. These payments help defray the costs incurred by financial intermediaries for, among other things, providing marketing and other services intended to assist in the offer and sale of Fund shares, for shareholder servicing activities and/ or for sub-transfer agency services provided to individual shareholders, where a financial intermediary maintains omnibus accounts with DST Systems, Inc. (the “Transfer Agent”).

[1]	The 12b-1 Plan applies to Retail Shares only. It does not apply to Institutional Shares.

The expenses listed below are payable by the Funds and are not treated as distribution or service fees under the 12b-1 Plan, even though they are considered to be primarily intended to result in the sale of shares within the meaning of Rule 12b-1 of the 1940 Act: (a) the costs of preparing, printing or reproducing and mailing all required reports and notices to shareholders; (b) the costs of preparing, printing or reproducing and mailing all proxy statements and proxies (whether or not such proxy materials include any item relating to or directed toward the sale of shares); (c) the costs of preparing, printing or reproducing and mailing all prospectuses and SAIs to current shareholders; (d) all external legal and accounting fees relating to the preparation of any such report, prospectus, SAI and proxy materials; (e) all external fees and expenses relating to the qualification of the Fund and/or their shares under the securities or “Blue Sky” laws of any jurisdiction; (f) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of shares; (g) all fees and assessments, if any, of the Investment Company Institute or any successor organization, whether or not its activities are designed to provide sales assistance; (h) all costs of preparing and mailing confirmations of shares sold or redeemed and reports of share balances; (i) all external costs of responding to telephone or mail inquiries of shareholders or prospective shareholders; and (j) all other external costs and expenses of an administrative nature.

The 12b-1 Plan requires that, while it is in effect, the Distributor report to the Board in writing, at least quarterly, the amounts of all expenditures, the identity of the payees and the purposes for which such expenditures were made for the preceding fiscal quarter. For the fiscal year ended December 31, 2009, Baron Partners Fund paid distribution fees of $3,300,973 (an additional $1,893,612 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); Baron Retirement Income Fund paid distribution fees of $120,850 (an additional $1,677 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation) and Baron International Growth Fund paid distribution fees of $24,544 (an additional $3,224 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation). Baron Real Estate Fund is a newly formed mutual fund, no distribution fees were paid by the Fund for the fiscal year ended December 31, 2009.

The following table shows the principal types of activities for which payments are or will be made, including the dollar amount and the manner in which amounts were paid by the Funds under the 12b-1 Plan for the fiscal year ended December 31, 2009.

	Baron Partners Fund	Baron Retirement Income Fund	Baron International Growth Fund
Fulfillment	$20,284	$396	$97
Printing	285,202	18,267	10,242
Distribution and Service Fees	4,051,024	53,262	9,135
Other	838,075	50,602	8,294

	$5,194,585	$122,527	$27,768

The Independent Trustees have no direct or indirect financial interest in the operation of the 12b-1 Plan or any agreement thereunder. The Interested Trustees have such an interest.

The 12b-1 Plan has been approved by the Board, including a majority of the Independent Trustees. In approving the 12b-1 Plan, the Board considered various factors and determined that there is a reasonable likelihood that the 12b-1 Plan will benefit the Funds and their Retail Shares shareholders. The anticipated benefits include the following: (i) the likelihood of attracting and retaining investments in the Funds and (ii) the consequent reduced expense ratios due to economies of scale, ability to purchase larger blocks of securities, which result in decreased expenses, and minimization of adverse effects from forced sales of portfolio securities to meet redemptions.

The Distributor is authorized to make payments to authorized brokers, dealers and other financial intermediaries who have rendered distribution assistance and ongoing shareholder support services, shareholder servicing assistance or record keeping. Certain states may require that any such person be registered with such state. The Funds may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference will be shown in the selection of investments for the instruments of such depository institutions. The Distributor may also retain part of the 12b-1 fee as compensation for its services and expenses in connection with the distribution of Retail Shares. If the 12b-1 Plan is terminated, the Funds will owe no payments to the Distributor, other than any unpaid portion of the 12b-1 fee accrued through the effective date of termination.

Unless terminated in accordance with its terms, the 12b-1 Plan will continue in effect for a one year period, and from year to year thereafter if such continuance is specifically approved at least annually by the Board and by the Independent Trustees, with such votes being cast in person at a meeting called for the purpose of such vote.

The 12b-1 Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of a majority of the outstanding Retail Shares. The 12b-1 Plan may not be amended to increase materially the amount of payments to be made without the approval of the Funds’ shareholders. All material amendments must be approved by a vote of the Board and of the Independent Trustees, with such votes being cast in person at a meeting called for the purpose of such vote.

Other Service Providers.

Custodian.

State Street Bank and Trust Company (“SSBT”), One Lincoln Street, Boston, MA 02111, serves as the custodian for the Funds’ cash and securities.

SSBT provides certain accounting and bookkeeping services to include maintaining the books of each Fund, calculating daily the income and net asset value per share of each Fund and assisting in the preparation of tax returns and reports to shareholders. SSBT is compensated for fund accounting based on a percentage of each Fund’s net assets, subject to certain minimums plus fixed annual fees for the administrator services. In 2009, SSBT was paid $145,169 for such services.

Transfer Agent and Dividend Agent.

DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105, is the Transfer Agent and Dividend Agent for the Funds.

Registered Public Accountants.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, is the independent registered public accounting firm for the Funds.

These institutions are not responsible for investment decisions of the Funds.

PORTFOLIO MANAGERS

Ronald Baron is the portfolio manager of Baron Partners Fund and Baron Retirement Income Fund.

Michael Kass is the portfolio manager of Baron International Growth Fund.

Jeffrey A. Kolitch is the portfolio manager of Baron Real Estate Fund.

Other Accounts Managed.

As of December 31, 2009:

Portfolio Manager	Type of Account	Number of Accounts	Total Assets (millions)
Ronald Baron	Registered Investment Companies	5	$6,703
	Other pooled investment vehicles*	3	$112
	Other Accounts	44	$425
Michael Kass	Registered Investment Companies	0	$0
	Other pooled investment vehicles	0	$0
	Other Accounts	0	$0

Jeffrey A. Kolitch	Registered Investment Companies	0	$0
	Other pooled investment vehicles	0	$0
	Other Accounts	0	$0

*	One account in “other pooled investment vehicles” has an advisory fee based on the account’s performance. This account is a “fund of funds” with assets of $64.2 million.

Potential Conflicts of Interest.

Conflicts of interest could arise in connection with managing the Funds along with other Baron Funds and the accounts of other clients of the Adviser and of clients of the Adviser’s affiliated investment adviser BCM. Because of market conditions, client investment restrictions, Adviser imposed investment guidelines and the consideration of factors such as cash availability and diversification considerations, not all investment opportunities will be available to the Funds and all clients at all times. The Adviser has joint trading policies and procedures designed to ensure that no Fund or client is systematically given preferential treatment over time. The Funds’ Chief Compliance Officer monitors allocations for consistency with this policy and reports to the Board annually. Because an investment opportunity may be suitable for multiple accounts, the Funds may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the Funds and accounts of clients managed by the Adviser and its affiliate.

To the extent that the Funds’ portfolio manager has responsibilities for managing other client accounts, the portfolio manager may have conflicts of interest with respect to his time and attention among relevant accounts. In addition, differences in the investment restrictions or strategies among a Fund and other accounts may cause the portfolio manager to take action with respect to another account that differs from the action taken with respect to the Funds. In some cases, another account managed by the portfolio manager may provide more revenue to the Adviser. While this may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Adviser takes all necessary steps to ensure that the portfolio manager endeavors to exercise his discretion in a manner that is equitable to the Funds and other accounts.

A conflict could also arise when the portfolio manager has an investment in one Fund as opposed to another, or has a larger investment in one Fund than in others he manages. The Adviser or its affiliate may also receive a performance-based fee with respect to certain accounts, which could create a conflict.

The Adviser believes that it has policies and procedures in place that address the Funds’ potential conflicts of interest. Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions and allocations of orders for execution to brokers), disclosure of confidential information and employee trading.

Compensation.

Mr. Baron has an employment agreement that includes a fixed base salary, a fixed bonus that is roughly equivalent to 42% of his base salary and a performance bonus based on a percentage of the management fees earned on the Funds that he manages. This contract is for five years, with automatic one-year extensions thereafter. Mr. Baron also has a line of credit from the Firm, and the Firm has agreed to post collateral for his personal bank loans. The terms of his contract are based on Mr. Baron’s role as the Firm’s Founder, Chief Executive Officer and Chief Investment Officer, and his position as portfolio manager for the majority of the Firm’s assets under management. Consideration is given to Mr. Baron’s reputation, the long-term performance records of the Funds under his management and the profitability of the Firm.

The compensation for Messrs. Kass and Kolitch includes a base salary and an annual bonus that is based, in part, on the amount of assets they manage, as well as their individual long-term investment performance, their overall contribution to the Firm and the Firm’s profitability.

Ownership of Portfolio Managers.

As of December 31, 2009, the Portfolio Manager ownership of Fund Shares was:

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Ronald Baron	Baron Partners Fund Baron Retirement Income Fund Baron International Growth Fund Baron Real Estate Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000 Over $1,000,000

Michael Kass	Baron Partners Fund Baron Retirement Income Fund Baron International Growth Fund Baron Real Estate Fund	$50,001-$100,000 $0 Over $1,000,000 $0

Jeffrey A. Kolitch	Baron Partners Fund Baron Retirement Income Fund Baron International Growth Fund Baron Real Estate Fund	$10,001-$50,000 $0 $0 $100,001-$500,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Adviser is responsible for placing the portfolio brokerage business of the Funds with the goal of obtaining the best net results for the Funds, taking into account prompt, efficient and reliable executions at a favorable price.

For the Fiscal Year Ended December 31,	2009	2008		2007
Total Commissions Paid by the Fund
Baron Partners Fund	$993,537	$2,685,834		$2,291,134
Baron Retirement Income Fund	$58,732	$67,769	*	$50,065	*
Baron International Growth Fund	$78,333	N/A		N/A

*	Includes total commissions paid by the predecessor partnership of Baron Retirement Income Fund.

Since Baron Real Estate Fund is a newly formed mutual fund, there were no commissions paid by the Fund as of the date of this SAI.

Purchase and sale orders are placed with brokers that the Adviser believes will achieve “best execution” of such orders. Best execution involves consideration of a number of factors, including direct net economic results to the Funds, the efficiency with which the transaction is executed, the ability to effect the transaction in the size and price range requested, the ability to effect the transaction with minimum impact on the market, the financial strength and stability of the broker, the broker’s familiarity with a particular security, the broker’s commitment of resources to executing the transaction and past experience with a broker.

Under the Advisory Agreements and as permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Funds to pay a broker that provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Funds in excess of the amount that other brokers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is consistent with the Funds’ policies and is reasonable in relation to the value of the brokerage and research services provided by the executing broker or third party pursuant to a Commission Sharing Arrangement (“CSA”) viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Funds or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries and securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. Such services may be used by the Adviser or its affiliates to supplement the services it is required to perform pursuant to the Advisory Agreements in serving the Funds and/or other advisory clients of affiliates.

Brokers may be willing to furnish statistical research and other factual information or services to the Adviser for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Adviser’s or its affiliates’ clients and not solely or necessarily for the benefit of the Funds. The Adviser’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort may be used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions.

Investment decisions for the Funds and for other client accounts managed by BCM and the Adviser are made independent of each other in light of differing considerations for the various accounts. The same investment decision may, however, be made for two or more of the Adviser’s, and/or BCM’s accounts. When this occurs, simultaneous transactions are inevitable. Purchases and sales are averaged as to price where possible and allocated to accounts in a manner deemed equitable by the Adviser in conjunction with BCM. This procedure could have a detrimental or beneficial effect upon the price or value of the security for the Funds, depending upon market conditions.

CAPITAL STOCK AND OTHER SECURITIES

Baron Select Funds is an open-end investment company organized as a series fund under the statutory trust law of the State of Delaware. The series currently available are: Baron Partners Fund, Baron Retirement Income Fund, Baron International Growth Fund and Baron Real Estate Fund. Shares entitle their holders to one vote per share on all matters submitted to a vote of shareholders. The Company’s Declaration of Trust provides that no matters need be submitted to shareholders except as required by the 1940 Act. Consequently, matters such as mergers, acquisitions and sales of assets may not require shareholder approval. In the election of Trustees, shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

Under Delaware law, shareholders have no liability for any liabilities of the Company or any of its series. Under the Company’s Declaration of Trust, all liabilities and assets of the Company are allocated among its various series and no series (and no creditor or shareholder of any series) participates in or is subject to the assets or liabilities of any other series.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The Funds expect to make all redemptions in cash but reserve the right to make payment, in whole or in part, in portfolio securities. Payment will be made other than all in cash if the Board determines that economic conditions exist that would make a cash payment detrimental to the Funds’ best interests. Portfolio securities to be so distributed, if any, would be selected at the discretion of the Board and priced as described under “How Your Shares are Priced” in the prospectus.

Net Asset Value.

As more fully set forth in the prospectus under “How Your Shares are Priced,” the net asset value per share of each Fund is determined as of the close of regular trading of the New York Stock Exchange (the “Exchange”), (usually 4:00 p.m. Eastern Standard Time) on each day that the Exchange is open. The Exchange is open all weekdays that are not holidays. Annually, the Exchange publishes the holidays on which it will be closed. The most recent announcement states it will not be open on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Securities traded on more than one national securities exchange are valued at the last sale prices of the day as of which such value is being determined as reflected at the close of the exchange that is the principal market for such securities. For Securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price.

U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean between the bid and ask prices from a dealer maintaining an active market in that security.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T. except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign market and 4 p.m. E.T. may, in its judgment, materially affect the value of some or all of the Funds’ securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices and how often it will adjust those prices.

TAXATION OF THE FUNDS

The accompanying prospectus contains information about the U.S. federal income tax consequences of ownership of shares. Certain supplementary information is presented below. References below to the “Fund” apply to the Funds described in the accompanying prospectus.

U.S. Federal Income Taxation.

The following information is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, administrative rulings and judicial decisions as of the date hereof, all of which may be changed either retroactively or prospectively. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (e.g., certain financial intermediaries, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to shares of the Fund, persons who borrow in order to acquire shares and certain foreign taxpayers). Prospective shareholders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Tax Status of the Funds.

The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Code. Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, other income derived with respect to its business of investing in such securities or currencies, and net income from interests in “qualified publicly traded partnerships,” as defined in the Code (any such income “Qualifying Income”); and (b) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or in one or more “qualified publicly traded partnerships,” as defined in the Code.

Qualification and election as a “regulated investment company” involve no supervision of investment policy or management by any government agency. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income that is distributed to shareholders, provided that the Fund distributes to its shareholders at least 90% of its net taxable investment income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gains) and 90% of its net tax exempt interest income in each year.

Baron Partners Fund is, however, required to pay U.S. federal income tax (currently, at a maximum rate of 35%) on its “net built-in gain” attributable to certain assets of Baron Capital Partners, L.P. (the predecessor partnership of Baron Partners Fund), to the extent that any such net built-in gain is realized during the ten-year period beginning on the date of the conversion of the predecessor partnership into the Fund. The Adviser has agreed that it, or one of its affiliates, will reimburse the Fund for any taxes, and any other related payments, that the Fund pays in respect of any net built-in gain attributable to these assets.

The Fund intends to make sufficient distributions in a timely manner in order to ensure that they will not be subject to the nondeductible 4% U.S. federal excise tax on certain undistributed income of regulated investment companies. In order for the Funds to avoid the 4% U.S. federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis) and 98% of the Funds’ capital gain net income (generally computed for the one-year period ending on October 31), plus such amounts from previous years that were not distributed.

If any net capital gains are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In that case, each shareholder will be required to report his share of such capital gains as long-term capital gains, will be able to claim his share of U.S. federal income taxes paid by the Fund on such gains as a credit or refund against his own U.S. federal income tax liability, and will be entitled to increase the adjusted tax basis of his Fund shares by the difference between his share of such gains and the related credit or refund.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded to regulated investment companies (for example, by not meeting the 90% distribution requirement described above), all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, provided that a shareholder satisfied the applicable holding period and other requirements with respect to his shares, dividend distributions would be taxable to the shareholder as “qualified dividend income” to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction in the case of a corporate shareholder.

Certain other investments made by the Fund, such as investments in debt securities that have original issue discount, will cause the Fund to recognize income for U.S. federal income tax purposes prior to the Fund’s receipt of the corresponding distributable proceeds. In addition, the Fund’s investment in shares of certain foreign corporations and transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund or defer Fund losses. These provisions also may result in the Fund’s “marking-to-market” certain types of the positions in its portfolio (i.e., treating them as if they were sold). The Fund may thus recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In that case, the Fund may have to dispose of other securities and use the proceeds to make distributions in order to satisfy these distribution requirements. In addition, these rules could affect the character, amount and timing of distributions to shareholders.

Foreign Taxes.

The Fund may invest in shares of certain foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In the absence of one of the elections described below, if the Fund receives certain distributions from a PFIC, or gain from the sale of PFIC stock, it itself might be subject to a tax on such distributions or gain, as well as to interest charges.

In order to mitigate these adverse consequences, the Fund will generally make an election to mark to market its shares of PFICs. At the end of each taxable year to which the election applies, the Fund will report as ordinary income the amount by which the fair market value of the PFIC’s stock exceeds the Fund’s adjusted basis in these shares. If the Fund’s adjusted basis in the shares of a PFIC exceeds the shares’ fair market value at the end of a taxable year, the Fund would be entitled to a deduction equal to the lesser of (a) this excess and (b) the Fund’s previous income inclusions in respect of such stock under the mark-to-market rules that have not been offset by such deductions. As a result of a mark-to-market election, the Fund will not recognize any capital gains with respect to its investment in the relevant PFIC stock. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain PFICs.

Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Such taxes will reduce the Fund’s net investment income and, as a result, the shareholders’ return. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no guarantee that the Fund will qualify for treaty benefits.

Under the Code, if more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to “pass-through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, a shareholder would (a) include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income taxes paid by the Fund; (b) treat his pro rata share of such foreign income taxes as having been paid by him; and (c) subject to certain limitations, be entitled either to deduct his pro rata share of such foreign income taxes in computing his taxable income or to use it as a foreign tax credit against U.S. income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder’s gross income and the amount which will be available for deduction or credit.

Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax liability (before the credit) attributable to the shareholder’s total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income (e.g., dividends paid by foreign companies) will be treated as foreign source income. The Fund’s gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source “passive income,” including the portion of dividends received from the Fund that qualifies as foreign source income. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder’s proportionate share of the foreign income taxes paid by the Fund. A shareholder’s ability to claim a credit for foreign taxes paid by the Fund may also be limited by applicable holding period requirements.

If the Fund does not meet the requirements of the Code for “passing through” necessary to make the election, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its net investment income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat amounts of their pro rata shares of such taxes as amounts distributed to them. The Baron International Growth Fund intends to make this election but the other Funds do not expect to make this election.

At December 31, 2009, Baron Partners Fund and Baron Retirement Income Fund had net capital loss carryforwards expiring on December 31, 2016 of $385,438,174 and $6,177,788, respectively; and expiring on December 31, 2017 of $334,599,085 and $13,956,348, respectively, which may be used to offset any gains realized by these Funds.

Distributions.

Distributions to shareholders of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable as ordinary income to shareholders. Distributions of the Fund’s net capital gains (designated as capital gain dividends by the Funds) will be taxable to shareholders as long-term capital gains, regardless of the length of time the shares have been held by a shareholder. Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder’s adjusted basis in his shares, and as a capital gain thereafter (if the shareholder held his shares as capital assets). Provided that the shareholder satisfies the applicable holding period and other requirements with respect to his shares, (i) distributions of the Fund’s “qualified dividend income” by the Fund in taxable years beginning before January 1, 2011 will be treated as qualified dividend income received by the shareholder and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gain and (ii) shareholders that are corporations may be entitled to claim a dividends-received deduction for a portion of certain distributions of dividend income by the Fund. The Fund will inform its shareholders each year of the tax status of distributions received by shareholders for the previous year. A shareholder’s tax liability for such distributions will depend on the shareholder’s particular tax situation.

Shareholders electing to reinvest distributions in additional shares will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares. Thus, distributions of net investment income and net capital gains, whether received in cash or reinvested, must be reported by the shareholder on his U.S. federal income tax return. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to shareholders as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.

Distributions by the Fund result in a reduction in the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution could nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at the time includes the amount of the forthcoming distribution, the distribution will nevertheless be taxable to the purchaser.

Distributions from the Baron Real Estate Fund will not be included in your consolidated Form 1099-DIV that we send to you in January of each year. Subject to IRS approval, the Baron Real Estate Fund’s distributions will be reported on a separate 1099-DIV mailed to you in February. The reasons for this are: A sizable portion of the dividends paid by U.S. REITs may represent a return of capital. Consequently, a portion of the Fund’s distributions may also represent a return of capital. Return of capital distributions are not taxable to you, but you must deduct them from the cost basis of your investment in the Fund. Returns of capital are listed as “nontaxable distributions” on Form 1099-DIV; U.S. REITs typically have not indicated what proportion of their dividends represent return of capital in time to allow the Fund to meet its January 31 deadline for 1099-DIV reporting. Therefore, to ensure accurate and complete tax information, we will send you a separate 1099-DIV for this Fund in February (subject to approval by the IRS).

Sale or Redemption of Shares.

A shareholder will recognize a taxable gain or loss, if any, if the shareholder sells or redeems his shares. A shareholder will generally be subject to taxation based on the difference between his adjusted tax basis in the shares sold or redeemed and the value of the cash or other property (including securities distributed by the Fund) received by him in payment therefor.

Any gain or loss arising from the sale or redemption of shares will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will generally be long-term capital gain or loss if the shareholder’s holding period for the shares is more than one year and short-term capital gain or loss if it is one year or less. Currently, capital gains recognized by individuals and other non-corporate shareholders on a sale or redemption of shares generally are taxed at a maximum rate of 15% if the shareholder’s holding period for the shares is more than one year. Any loss realized on a sale or redemption will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale or redemption of shares for which the shareholder has a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such shares. For purposes of determining a shareholder’s holding period for shares, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

A shareholder who recognizes a loss on a sale or other disposition of shares will be required to report the sale or other disposition on IRS Form 8886 if the loss exceeds an applicable threshold amount. Failure to comply with the reporting requirements gives rise to substantial penalties. Certain states, including New York, may also have similar disclosure requirements. Shareholders should consult their tax advisors to determine whether they are required to file IRS Form 8886 in connection with a sale or other disposition of shares.

Conversion of Shares.

The Fund offers two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees and eligibility requirements. You may convert Retail Shares into Institutional Shares if your balance is at least $1,000,000 per Fund. If your account falls below $1,000,000 because of redemptions, the Fund may convert your Shares into Retail Shares. The transaction will be based on the respective net asset value per share of each class on the trade date for the conversion. Such a conversion is not a taxable event. You should consult your own tax adviser regarding specific questions of federal, state, local or foreign tax law.

Backup Withholding.

The Fund will be required to withhold U.S. federal income tax, currently at the rate of 28%, on all taxable distributions payable to shareholders who fail to provide the Fund with their correct Taxpayer Identification Number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Foreign Shareholders.

A “foreign shareholder” is an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust. This disclosure assumes that a foreign shareholder’s ownership of shares in the Fund is not effectively connected with a trade or business conducted by such foreign shareholder in the United States. A distribution of the Fund’s net investment income (other than a distribution of “qualified interest income”) to a foreign shareholder, including a deemed distribution as a consequence of the Fund’s election to pass through foreign taxes paid by the Fund, will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a foreign shareholder will be required to provide an Internal Revenue Service Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty.

Foreign shareholders may be subject to an increased U.S. federal income tax on their income resulting from the Fund’s election (described above) to “pass-through” amounts of foreign taxes paid by such Fund, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

In general, a foreign shareholder will not be subject to U.S. federal income tax with respect to gain on the sale or redemption of shares of the Fund, distributions from the Fund of net long-term capital gains or amounts retained by the Fund that are designated as undistributed capital gains. (Distributions of net short-term capital gains “qualified interest income” in taxable years beginning after December 31, 2004 and before January 1, 2008, were exempt from U.S. federal income tax. Although the provision under the Code that provides for the exemption has expired, future legislation may be proposed to reinstate the exemption.) In the case of a foreign shareholder who is a nonresident alien individual, gain arising from the sale or redemption of shares of the Fund, distributions of net long-term capital gains and amounts retained by the Fund that are designated as undistributed capital gains ordinarily will be subject to U.S. income tax at a rate of 30% if such individual is present in the United States for 183 days or more during the taxable year and, in the case of gain arising from the sale or redemption of Fund shares, either the gain is attributable to an office or other fixed place of business maintained by the shareholder in the United States or the shareholder has a “tax home” in the United States.

The Fund does not expect to be a “United States real property holding corporation;” however, if the Fund were a “United States real property holding corporation,” special rules would apply to a foreign shareholder’s receipt of distributions from the Fund and gains realized upon a foreign shareholder’s sale or other disposition of the Fund’s shares. If the Fund were a “United States real property holding corporation” as defined for U.S. federal income tax purposes without the application of certain specified exceptions, a distribution to a foreign shareholder who owned more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution would be subject to special rules. Generally, such a distribution, to the extent of the Fund’s own receipt of a distribution from a “real estate investment trust,” would be subject to withholding tax and such foreign shareholder would be required to file a U.S. federal income tax return. In addition, distributions to a foreign shareholder out of gain from the Fund’s sale or other disposition of a “United States real property interest” made in taxable years beginning after December 31, 2004 and before January 1, 2008 were subject to withholding tax and the foreign shareholder receiving such distribution has been required to file a U.S. federal income tax return. Although the provision under the Code providing for the withholding on such distributions has expired, future legislation may reinstate the provision. If the Fund were a “United States real property holding corporation” for U.S. federal income tax purposes, any gain realized by a foreign shareholder that has owned more than 5% of the relevant class of the Fund’s shares at any time during the five-year period ending on the date of the distribution would be subject to U.S. income and withholding tax and the foreign shareholder receiving the distribution will be required to file a U.S. federal income tax return.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisor with respect to the particular tax consequences to them of an investment in the Funds.

State, Local and Foreign Taxes.

In addition to federal income taxes, shareholders of the Funds may be subject to state, local or foreign taxes on distributions from the Funds and on repurchases or redemptions of shares. Shareholders should consult their tax advisors as to the application of such taxes and as to the tax status of distributions from the Funds and repurchases or redemptions of shares in their own states and localities.

UNDERWRITERS

BCI is the principal underwriter responsible for distributing the Funds’ securities. The Funds’ public offering of their securities is continuous, and BCI is obligated to distribute the Funds’ securities on a best efforts basis. BCI does not receive underwriting commissions from the Funds. The 12b-1 Plan authorizes the Funds to pay the Distributor a distribution fee equal to 0.25% per annum of each Fund’s average daily net assets attributable to the Retail Shares.

Compensation Table.

The following table discloses compensation received by BCI from the Funds for the year ended December 31, 2009:**

Series	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Baron Partners Fund	$0	$0	$0	$3,300,973
Baron Retirement Income Fund	$0	$0	$0	$120,850
Baron International Growth Fund	$0	$0	$0	$24,544

*	Fees received pursuant to the 12b-1 Plan.
**	Since Baron Real Estate Fund is a newly formed mutual fund as of the date of this SAI, BCI received no compensation from the Fund.

CALCULATIONS OF PERFORMANCE DATA

Advertisements and other sales literature for the Funds may refer to average annual total return and actual return. Average annual total return is computed by finding the average annual compounded rates of return over a given period that would equate a hypothetical initial investment to the ending redeemable value thereof, as follows:

P(1+T)n = ERV

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

[n] = number of years

ERV = ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

Actual return is computed by measuring the percentage change between the net asset value of a hypothetical $1,000 investment in the Funds at the beginning of a period and the net asset value of that investment at the end of a period.

After-tax returns are included in each of the tables below to show the impact of assumed federal income taxes on an investment in the Funds’ Retail Shares. A Fund’s total return “after taxes on distributions” shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Funds for a specified period of time. A Fund’s total return “after taxes on distributions and sale” shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment, and the after-tax portion is assumed to have been reinvested in the Funds. State and local taxes are ignored. The table also shows the average annual returns of the Funds’ Institutional Shares, but it does not show after-tax returns.

Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns reflect past tax effects only and are not predictive of future tax effects.

Average Annual Total Return (After Taxes on Distributions) is computed as follows:

P (1+T)n = ATVD

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

[n] = number of years

ATVD = ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period, (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

P (1+T)n = ATVDR

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemption)

[n] = number of years

ATVDR = ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period, (or fractional portion thereof), after taxes on fund distributions and redemption.

All performance calculations for Baron Partners Fund assume that dividends and distributions are reinvested at the net asset value on the appropriate reinvestment dates and include all recurring fees. Prior to May 1, 2003, when Baron Partners Fund was a partnership, the performance calculations reflect the actual fees and expenses that were charged by the partnership. Prior to May 1, 2003, Baron Partners Fund did not have a distribution policy. It was an unregistered partnership and did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the Baron Partners Fund prior to May 1, 2003.

Computed in the manner described above, the performance, as of December 31, 2009 has been:

	Average Annual 1 Year	Average Annual 5 Years	Cumulative 5 Years	Average Annual 10 Years	Cumulative 10 Years	Average Annual Since Inception	Cumulative Since Inception
Baron Partners Fund—Retail Shares (Inception date: 01-31-92)
Return before taxes	28.20%	1.14%	5.81%	3.94%	47.15%	11.74%	631.13%
Return after taxes on distributions	28.20%	0.61%	3.07%	N/A	N/A	N/A	N/A
Return after taxes on distributions and sale of Fund shares	18.33%	0.93%	4.71%	N/A	N/A	N/A	N/A
Institutional Shares (Inception date: 05-29-09)*
Return before taxes	28.36%	1.16%	5.95%	3.95%	47.34%	11.75%	632.06%
Russell MidCap Growth (reflects no deduction for fees, expenses or taxes)	46.29%	2.40%	12.58%	(0.52%)	(5.09%)	7.78%	282.64%
Russell MidCap (reflects no deduction for fees, expenses or taxes)	40.48%	2.43%	12.76%	4.98%	62.57%	10.07%	458.18%
S&P 500 (reflects no deduction for fees, expenses or taxes)	26.50%	0.40%	2.04%	(0.97%)	(9.28%)	7.87%	288.76%

*	Performance of the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

All performance calculations for Baron Retirement Income Fund assume that dividends and distributions are reinvested at the net asset value on the appropriate reinvestment dates and include all recurring fees. Prior to July 1, 2008 when Baron Retirement Income Fund was a partnership, the performance calculations reflect the actual fees and expenses that were charged by the partnership. Prior to July 1, 2008, Baron Retirement Income Fund did not have a distribution policy and was an unregistered partnership, it did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distribution. As a result of the different tax treatment, we are unable to show the after-tax returns for the Baron Retirement Income Fund prior to July 1, 2008.

Computed in the manner described above, the performance, as of December 31, 2009 has been:

	Average Annual 1 Year	Average Annual 5 Years	Cumulative 5 Years	Average Annual 10 Years	Cumulative 10 Years	Average Annual Since Inception	Cumulative Since Inception
Baron Retirement Income Fund—Retail Shares (Inception date: 05-31-96)
Return before taxes	33.77%	4.45%	24.34%	5.47%	70.32%	10.97%	310.99%
Return after taxes on distributions	33.08%	N/A	N/A	N/A	N/A	N/A	N/A
Return after taxes on distributions and sale of Fund shares	21.96%	N/A	N/A	N/A	N/A	N/A	N/A
Institutional Shares (Inception date: 05-29-09)*
Return before taxes	33.94%	4.48%	24.49%	5.48%	70.53%	10.98%	311.50%
Russell 2500 Growth (reflects no deduction for fees, expenses or taxes)	41.66%	2.00%	10.38%	(0.18%)	(1.82%)	4.23%	75.53%
Russell 2500 (reflects no deduction for fees, expenses or taxes)	34.39%	1.58%	8.15%	4.91%	61.51%	7.35%	161.90%
S&P 500 (reflects no deduction for fees, expenses or taxes)	26.50%	0.40%	2.04%	(0.97%)	(9.28%)	5.65%	111.07%

	Average Annual 1 Year	Average Annual 5 Years	Cumulative 5 Years	Average Annual 10 Years	Cumulative 10 Years	Average Annual Since Inception	Cumulative Since Inception
Baron International Growth Fund—Retail Shares (Inception date: 12-31-08)
Return before taxes	44.69%	N/A	N/A	N/A	N/A	44.69%	44.69%
Return after taxes on distributions	43.43%	N/A	N/A	N/A	N/A	43.43%	43.43%
Return after taxes on distributions and sale of Fund shares	29.05%	N/A	N/A	N/A	N/A	29.05%	29.05%
Institutional Shares (Inception date: 05-29-09)*
Return before taxes	44.89%	N/A	N/A	N/A	N/A	44.89%	44.89%
MSCI AC World ex USA IMI Growth Net (USD) (reflects no deduction for fees, expenses or taxes)	40.90%	N/A	N/A	N/A	N/A	40.90%	40.90%
MSCI AC World ex USA IMI Net (USD) (reflects no deduction for fees, expenses or taxes)	41.45%	N/A	N/A	N/A	N/A	41.45%	41.45%

*	Performance of the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

Since Baron Real Estate Fund is a newly formed mutual fund, there is no performance as of the date of this SAI.

Performance results represent past performance and are not necessarily representative of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

In addition to advertising average annual and actual return data, comparative performance information may be used in advertising materials about the Funds, including data and other information from sources such as: Lipper Analytical Services, Inc., DA Investment Technologies, Morningstar Inc., Money, Forbes, SEI, Ibbotson, No Load Investor, Growth Fund Guide, Fortune, Barron’s, The New York Times, The Wall Street Journal, Changing Times, Medical Economics, Business Week, Consumer Digest, Dick Davis Digest, Dickenson’s Retirement Letter, Equity Fund Outlook, Executive Wealth Advisor, Financial World, Investor’s Daily, Time, Personal Finance, Investment Advisor, SmartMoney, Rukeyser, Kiplinger’s, NAPFA News, US News, Bottomline, Investors Business Daily, Bloomberg Radio, CNBC, USA Today, Mutual Fund Magazine, The Street.com, Bloomberg Personal, Worth, Washington Business Journal, Investment News, Hispanic Magazine, Institutional Investor, Rolling Stone Magazine, Microsoft Investor, Individual Investor, SmartMoney Interactive, Art & Auction, Dow Jones Newswire, Dow Jones News, The Boston Globe, Standard & Poor’s Advisor Insight, CBS Market Watch, Morningstar.Net, On Wall Street, Los Angeles Times, Standard & Poor’s Outlook, Bloomberg Online, Fund Action, Funds Net Insight, Boston Herald, Dow Jones Investment Advisor, AnnuityNet.com, Morningstar Fund Investor, Associated Press, Bloomberg Business News, Standard & Poor’s Personal Wealth, The Washington Post, The Daily Telegraph (UK), NewsDay, New York Post, Miami Herald, Yahoo Finance, Arizona Republic, Mutual Fund Market News, Chicago Tribune, Investor Force, Pensions and Investments, St. Paul Pioneer Press, Deseret News Publishing, Dallas Morning News, PSI Daily, Financial Planning Investment News, Newark Star Ledger, Reuters, Time—European Edition, Registered Representative Magazine and Crain’s NY Business. The Funds may also use comparative performance data from indices such as the: Dow Jones Industrial Average, Standard & Poor’s 400, 500, Small Cap 600, 1,500, or Midcap 400, Value Line Index, Wilshire 4,500, 5000 or Small Cap, NASDAQ/OTC Composite, New York Stock Exchange, the Russell 1000, 2000, 2500, 3000, 2000 Growth, 2000 Value, MidCap or MidCap Growth, MSCI All Country World Index EX-USA IMI, MSCI All Country World ex-USA, S&P Global ex US BMI, S&P Global ex US $2 to 10 bln, MSCI US REIT Index, DJ US Home Construction Index, Wilshire Real Estate Index, Bloomberg World Real Estate Index and Bloomberg U.S. Real Estate Index. With respect to the rating services, the Funds may use performance information that ranks the Funds in any of the following categories: all funds, aggressive growth funds, value funds, mid-cap funds, small-cap funds, growth funds, equity income funds, and any combination of the above listed categories.

FINANCIAL STATEMENTS

The Funds’ financial statements for the year ended December 31, 2009 appearing in the 2009 Annual Financial Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, is incorporated by reference into this SAI. As of the date of this SAI, there is no financial report for Baron Real Estate Fund.

BARON SELECT FUNDS

PART C. OTHER INFORMATION

Item 23.	EXHIBITS

a.	Declaration of Trust, dated April 30, 2003[3]

b.	Amended and Restated By-laws, dated May 15th, 2007[8]

c.	Inapplicable.

d.	(1) Investment Advisory Agreement between Baron Partners Fund and BAMCO, Inc., as amended on May 12, 2009[14]

(2) Investment Advisory Agreement between Baron Retirement Income Fund and BAMCO, Inc., as amended on May 12, 2009[14]

(3) Investment Advisory Agreement between Baron International Growth Fund and BAMCO, Inc. as amended on May 12, 2009[14]

(4) Investment Advisory Agreement between Baron Real Estate Fund and BAMCO, Inc., dated October 26, 2009[16]

e.	Distribution Agreement with Baron Capital, Inc.[14]

f.	Inapplicable.

g.	(1) Master Custodian Agreement with State Street Bank and Trust Company, dated April 13, 2007[4]

(2) Custody Agreement Fee Schedule[5]

(3) Administration Agreement with State Street Bank and Trust Company, dated April 13, 2007[6]

(4) Administration Agreement Fee Schedule[6]

(5) Additional Series Letter for Master Custodian Agreement and Administration Agreement, dated June 11, 2008[9]

(6) Additional Series Letter for Master Custodian Agreement and Administration Agreement[11]

(7) Additional Series Letter for Master Custodian Agreement and Administration Agreement, dated October 27, 2009[16]

h.	(1) Agency Agreement with DST Systems, Inc.[2]

(2) Agency Agreement Fee Schedule2

(3) Amended and Restated Credit Agreement among Baron Select Funds on behalf of its series Baron Partners Fund, and the lenders named therein, State Street Bank and Trust Company, Bank of America, N.A., and Banc of America Securities LLC, dated September 26, 200810

(4) Amended and Restated Security Agreement among Baron Select Funds, on behalf of its series Baron Partners Fund and State Street Bank and Trust Company, dated as of September 26, 200810

(5) Amendment Agreement No. 1 among Baron Select Funds, on behalf of its series Baron Partners Fund and State Street Bank and Trust Company, dated September 25, 200915

(5) Reimbursement Agreement among BAMCO, Inc., Baron Capital Management, Inc. and Baron Select Funds on behalf of its series Baron Partners Fund, dated October 31, 200811

(6) Amended and Restated Reimbursement Agreement among BAMCO, Inc., Baron Capital Management, Inc. and Baron Select Funds on behalf of its series Baron Partners Fund, dated January 14, 200913

i.	Opinion and consent of counsel as to legality of shares being registered[3]

j.	(1) Consent of Independent Certified Public Accountants.

(2) Power of Attorney[7]

k.	(1) Omitted Financial Statements of Baron Capital Partners, L.P.[1]

(2) Omitted Financial Statements of Baron Investment Partners, L.P.[9]

l.	Inapplicable.

m.	Distribution Plan pursuant to Rule 12b-1[14]

n.	Rule 18f-3 Plan[12]

o.	Reserved.

p.	Amended and Restated Code of Ethics, dated February 12, 2008[8]

[1]	Previously filed with Pre-effective Amendment Number 1 to Baron Select Funds’ Form N-1A filed as of April 1, 2003, File No. 333-103025.
[2]	Previously filed with Pre-effective Amendment Number 2 to Baron Select Funds’ Form N-1A filed as of April 11, 2003, File No. 333-103025.
[3]	Previously filed with Pre-effective Amendment Number 3 to Baron Select Funds’ Form N-1A filed as of April 30, 2003, File No. 333-103025.
[4]	Previously filed with Post-effective Amendment Number 9 to Baron Select Funds’ Form N-1A filed as of May 1, 2007, File No. 333-103025.
[5]	Previously filed as Exhibit 99 G A with Form 497 filed as of July 20, 2007, File No. 333-103025.
[6]	Previously filed as Exhibit 99 H with Form 497 filed as of July 20, 2007, File No. 333-103025.
[7]	Previously filed with Post-effective Amendment Number 10 to Baron Select Funds’ Form N-1A filed as of April 8, 2008, File No. 333-103025.
[8]	Previously filed with Post-effective Amendment Number 11 to Baron Select Funds’ Form N-1A filed as of April 22, 2008, File No. 333-103025.
[9]	Previously filed with Post-effective Amendment Number 12 to Baron Select Funds’ Form N-1A filed as of June 16, 2008, File No. 333-103025.
[10]	Previously filed with Post-effective Amendment Number 13 to Baron Select Funds’ Form N-1A filed as of October 15, 2008, File No. 333-103025.
[11]	Previously filed with Post-effective Amendment Number 14 to Baron Select Funds’ Form N-1A filed as of December 1, 2008, File No. 333-103025.
[12]	Previously filed with Post-effective Amendment Number 15 to Baron Select Funds’ Form N-1A filed as of April 6, 2009, File No. 333-103025.
[13]	Previously filed with Post-effective Amendment Number 16 to Baron Select Funds’ Form N-1A filed as of April 6, 2009, File No. 333-103025.
[14]	Previously filed with Post-effective Amendment Number 17 to Baron Select Funds’ Form N-1A filed as of May 21, 2008.
[15]	Previously filed with Post-effective Amendment Number 18 to Baron Select Funds’ Form N-1A filed as of October 15, 2009.
[16]	Previously filed with Post-effective Amendment Number 19 to Baron Select Funds’ Form N-1A filed as of December 14, 2009.

Item 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The following diagram indicates the persons under common control with Registrant, all of which are incorporated in New York.

Ronald Baron controls:	Baron Capital Group, Inc.

which owns 100% of:	Baron Capital, Inc.
BAMCO, Inc.
Baron Capital Management, Inc.

Baron Capital, Inc. serves as distributor of Registrant’s shares. BAMCO, Inc. serves as investment adviser to Registrant. Baron Capital Management, Inc. is an affiliated investment adviser. All of the above corporate entities file consolidated financial statements. Ronald Baron, Chairman and CEO of Registrant, is the controlling shareholder of Baron Capital Group, Inc. and serves as Chairman and CEO of all the above entities.

Item 25.	INDEMNIFICATION

Article IV of Registrant’s Declaration of Trust states as follows:

Section 4.1 No Personal Liability of Shareholders, Trustees, etc.

No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Series Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee, officer, employee or agent of the Trust or any Series of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or the respective Series or the

Shareholders, in connection with Series Property or the affairs of the Trust or the respective Series, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Series Property of the affected Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception regarding Trustees and officers, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 4.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 4.2 MANDATORY INDEMNIFICATION. The Trust hereby agrees, solely out of the assets of the affected Series, to indemnify each Person who at any time serves as Trustee or officer of the Trust (each such Person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Article IV by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or the respective Series of the Trust and furthermore, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any Person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was (1) authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a Person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any Person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum (being one-third of such Trustees) of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so directs, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority, solely out of the assets of the affected Series, to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent as corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons provided that such indemnification has been approved by a majority of the Trustees.

Section 4.3 NO DUTY OF INVESTIGATION; NOTICE IN TRUST INSTRUMENTS, ETC.

No purchaser, lender, transfer agent or other Person dealing with the Trustees or with any officer, employee or agent of the Trust or any Series of the Trust or Class thereof shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust or any Series of the Trust, and every other act or thing whatsoever executed in connection with the Trust or any Series of the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Series Property, the Shareholders of each Series, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

Section 4.4 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust or any Series of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust or any Series of the Trust or Class thereof, upon an opinion of counsel, or upon reports made to the Trust or any Series thereof by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other expert may also be a Trustee.

As used in this Section 4.3, a “Disinterested Non-Party Trustee” is one who is not (i) an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Item 26.	BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

The business and other connections of BAMCO, Inc. are summarized under “Management of the Fund” in the Prospectus constituting Part A of the Registration Statement, which summary is incorporated herein by reference.

The business and other connections of the officers and directors of BAMCO, Inc. are currently listed in the investment adviser registration on Form ADV for BAMCO, Inc. (File No. 801-29080) and are incorporated herein by reference.

Item 27.	PRINCIPAL UNDERWRITERS

(a) Baron Investment Funds Trust

(b)

(1) NAME AND PRINCIPAL BUSINESS ADDRESS	(2) POSITIONS AND OFFICES WITH UNDERWRITER	(3) POSITIONS AND OFFICES WITH REGISTRANT

Charles Mathewson 767 Fifth Avenue New York, NY 10153	None	Chairman and Trustee

Ronald Baron 767 Fifth Avenue New York, N.Y. 10153	Director, Chairman, Chief Executive Officer and Chief Investment Officer	Trustee, Chief Executive Officer, Chief Investment Officer and Portfolio Manager

Linda S. Martinson 767 Fifth Avenue New York, N.Y. 10153	Director, President and Chief Operating Officer	Trustee, President, and Chief Operating Officer

Clifford Greenberg 767 Fifth Avenue New York, N.Y. 10153	Director and Senior Vice President	Senior Vice President and Portfolio Manager

Gretta J. Heaney 767 Fifth Avenue New York, N.Y. 10153	Vice President and Chief Compliance Officer	Chief Compliance Officer and Vice President

Patrick M. Patalino 767 Fifth Avenue New York, N.Y. 10153	Vice President, General Counsel and Secretary	Vice President, General Counsel and Secretary

Andrew Peck 767 Fifth Avenue New York, N.Y. 10153	Senior Vice President	Senior Vice President and Portfolio Manager

Susan Robbins 767 Fifth Avenue New York, N.Y. 10153	Director, Vice President and Senior Analyst	Vice President

Peggy Wong 767 Fifth Avenue New York, N.Y. 10153	Vice President, Treasurer and Chief Financial Officer	Treasurer and Chief Financial Officer

(c) Inapplicable.

ITEM 28.	LOCATION OF ACCOUNTS AND RECORDS

Certain accounts, books and other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, BAMCO, Inc. and Baron Capital, Inc., 767 Fifth Avenue, New York, NY 10153. Records relating to the duties of the Registrant’s transfer agent are maintained by DST Systems, Inc., 330 West 9th Street, Pointdexter 1, Kansas City, MO 64105 and on or about May 11, 2007, of the Registrant’s custodian are maintained by State Street Bank and Trust Company, One Lincoln Street, Boston. MA 02111.

ITEM 29.	MANAGEMENT SERVICES

Inapplicable.

ITEM 30.	UNDERTAKINGS

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirement of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund (certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and) has duly caused this post-effective amendment No. 20 and No. 23, respectively to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and the State of New York on the 28th day of April, 2010.

BARON SELECT FUNDS

By:	/S/ RONALD BARON
Ronald Baron, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment No. 20 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES	TITLE	DATE

/S/ RONALD BARON	Chief Executive Officer & Trustee	April 28, 2010
Ronald Baron

*/S/ NORMAN S. EDELCUP	Trustee	April 28, 2010
Norman S. Edelcup
David I. Fuente

/S/ LINDA S. MARTINSON	President, Chief Operating Officer and Trustee	April 28, 2010
Linda S. Martinson

*/S/ CHARLES N. MATHEWSON	Chairman and Trustee	April 28, 2010
Charles N. Mathewson

/S/ PATRICK M. PATALINO	Vice President, General Counsel and Secretary	April 28, 2010
Patrick M. Patalino

*/S/ HAROLD MILNER	Trustee	April 28, 2010
Harold Milner

*/S/ RAYMOND NOVECK	Trustee	April 28, 2010
Raymond Noveck

*/S/ DAVID A. SILVERMAN	Trustee	April 28, 2010
David A. Silverman

/S/ PEGGY WONG	Treasurer and Chief Financial Officer	April 28, 2010
Peggy Wong

*/S/ ALEX YEMENIDJIAN	Trustee	April 28, 2010
Alex Yemenidjian

By:	/S/ PATRICK M. PATALINO
Patrick M. Patalino

*Attorney-in-fact pursuant to a power of attorney previously filed.

Dated: April 28, 2010

Exhibit Index

Exhibit	Description

j(1)	Consent of Independent Certified Public Accountants.